   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 18, 2002
                                               SECURITIES ACT FILE NO. 333-
                                       INVESTMENT COMPANY ACT FILE NO. 811-
________________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              -------------------

                                    FORM N-2

(CHECK APPROPRIATE BOX OR BOXES)

[x] REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[ ] PRE-EFFECTIVE AMENDMENT NO.
[ ] POST-EFFECTIVE AMENDMENT NO.

                                     AND/OR

[x] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
[ ] AMENDMENT NO.
                              -------------------

                                 COHEN & STEERS
                      DIVIDEND ADVANTAGE REALTY FUND, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
          (FORMERLY COHEN & STEERS STRATEGIC INCOME REALTY FUND, INC.)

                              -------------------

                                757 THIRD AVENUE
                            NEW YORK, NEW YORK 10017
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 832-3232

                                ROBERT H. STEERS
                    COHEN & STEERS CAPITAL MANAGEMENT, INC.
                                757 THIRD AVENUE
                            NEW YORK, NEW YORK 10017
                                 (212) 832-3232
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                              -------------------

                                WITH COPIES TO:

                              SARAH E. COGAN, ESQ.
                           SIMPSON THACHER & BARTLETT
                              425 LEXINGTON AVENUE
                            NEW YORK, NEW YORK 10017
                                 (212) 455-2000

                              -------------------

    APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

    If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

                              -------------------

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

---------------------------------------------------------------------------------------------------------------
                                                           PROPOSED          PROPOSED
                                                           MAXIMUM           MAXIMUM
          TITLE OF SECURITIES             AMOUNT BEING  OFFERING PRICE      AGGREGATE          AMOUNT OF
            BEING REGISTERED              REGISTERED(1)   PER SHARE        OFFERING PRICE   REGISTRATION FEE(1)
---------------------------------------------------------------------------------------------------------------
Common Shares, $.001 par value..........  66,666 Shares       $15.00         $1,000,000             $92
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of calculating the registration fee.

                              -------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

________________________________________________________________________________

              COHEN & STEERS DIVIDEND ADVANTAGE REALTY FUND, INC.
                             CROSS REFERENCE SHEET
                              PART A -- PROSPECTUS

                          ITEM IN PART A OF FORM N-2
                            SPECIFIED IN PROSPECTUS                       LOCATION IN PROSPECTUS
                            -----------------------                       ----------------------
Item 1.      Outside Front Cover..................................  Cover Page
Item 2.      Inside Front and Outside Back Cover Page.............  Cover Page; Inside Front Cover
                                                                      Page; Outside Back Cover Page
Item 3.      Fee Table and Synopsis...............................  Summary of Fund Expenses
Item 4.      Financial Highlights.................................  Inapplicable
Item 5.      Plan of Distribution.................................  Cover Page; Prospectus Summary;
                                                                      Underwriting
Item 6.      Selling Shareholders.................................  Inapplicable
Item 7.      Use of Proceeds......................................  Use of Proceeds; Investment
                                                                      Objectives and Policies
Item 8.      General Description of the Registrant................  Cover Page; Prospectus Summary;
                                                                      The Fund; Investment Objectives
                                                                      and Policies; Use of Leverage;
                                                                      Principal Risks of the Fund;
                                                                      Additional Risk Considerations;
                                                                      Repurchase of Shares
Item 9.      Management...........................................  Prospectus Summary; Management of
                                                                      the Fund
Item 10.     Capital Stock, Long-Term Debt, and Other
               Securities.........................................  Investment Objectives and
                                                                    Policies; Use of Leverage;
                                                                      Dividends and Distributions;
                                                                      Taxation; Description of Shares
Item 11.     Defaults and Arrears on Senior Securities............  Inapplicable
Item 12.     Legal Proceedings....................................  Inapplicable
Item 13.     Table of Contents of the Statement of Additional
               Information........................................  Table of Contents of the Statement
                                                                      of Additional Information

                 PART B -- STATEMENT OF ADDITIONAL INFORMATION

                                                                          LOCATION IN STATEMENT
                          ITEMS IN PART B OF FORM N-2                   OF ADDITIONAL INFORMATION
                          ---------------------------                   -------------------------
Item 14.     Cover Page...........................................  Cover Page
Item 15.     Table of Contents....................................  Table of Contents
Item 16.     General Information and History......................  Inapplicable
Item 17.     Investment Objectives and Policies...................  Investment Objectives and
                                                                    Policies; Investment Restrictions
Item 18.     Management...........................................  Management of the Fund;
                                                                      Compensation of Directors and
                                                                      Certain Officers; Investment
                                                                      Advisory and Other Services
Item 19.     Control Persons and Principal Holders of
               Securities.........................................  Management of the Fund
Item 20.     Investment Advisory and Other Services...............  Investment Advisory and Other
                                                                      Services
Item 21.     Brokerage Allocation and Other Practices.............  Portfolio Transactions and
                                                                      Brokerage; Determination of Net
                                                                      Asset Value
Item 22.     Tax Status...........................................  Taxation
Item 23.     Financial Statements.................................  Report of Independent Accountants;
                                                                      Statement of Assets and
                                                                      Liabilities

                                     PART C -- OTHER INFORMATION

Item 24-33.  have been answered in Part C of this Registration
               Statement

                SUBJECT TO COMPLETION, DATED SEPTEMBER   , 2002


The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


PROSPECTUS

                                                                          [LOGO]

                                             SHARES
                            COHEN & STEERS DIVIDEND
                          ADVANTAGE REALTY FUND, INC.
                                 COMMON SHARES
                                $15.00 PER SHARE

                               -----------------

   Investment Objectives. Cohen & Steers Dividend Advantage Realty Fund, Inc. (the 'Fund') is a recently-organized, non-diversified, closed-end management investment company.

    Our primary investment objective is high current income through investment in real estate securities; and

    Our secondary investment objective is capital appreciation.

                                                   (continued on following page)

   INVESTING IN THE COMMON SHARES INVOLVES RISKS THAT ARE DESCRIBED IN THE 'PRINCIPAL RISKS OF THE FUND' BEGINNING ON PAGE 25 OF THIS PROSPECTUS.

                               -----------------

                                                              PER SHARE    TOTAL
                                                              ---------    -----
Public offering price.......................................    $15.00      $
Sales load..................................................     $.675      $
Estimated offering expenses(1)..............................      $.03      $
Proceeds to the Fund(2).....................................   $14.295      $

   (1) The Investment Manager has agreed to pay all organizational expenses and offering costs of the Fund (other than sales load) that exceed $.03 per share of the Fund's Common Shares.

   (2) The total of other expenses and distribution to be incurred by the registrant in connection with the offering described in this prospectus
       is $     .

   The underwriters may also purchase up to an additional    Common Shares at
the public offering price, less the sales load, within 45 days of the date of this prospectus to cover overallotments.

   Neither the Securities and Exchange Commission nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

   The Common Shares will be ready for delivery on or about         , 2002.

                               -----------------




                               -----------------

               The date of this prospectus is September  , 2002.

    Portfolio Contents. Under normal market conditions, we will invest at least 90% of our total assets in common stocks, preferred stocks and other equity securities issued by real estate companies, such as 'real estate investment trusts' ('REITs'). At least 80% of our total assets will be invested in income producing equity securities issued by REITs. See 'Investment Objectives and Policies.' We may invest up to 10% of our total assets in debt securities issued or guaranteed by real estate companies. We will not invest more than 25% of our total assets in non-investment grade preferred stock or debt securities (commonly known as 'junk bonds'). There can be no assurance that we will achieve our investment objectives. See 'Principal Risks of the Fund.'

    Leverage. The Fund intends to use leverage by issuing shares of preferred stock representing approximately 35% of the Fund's capital after their issuance or alternatively through borrowing. Through leveraging, the Fund will seek to obtain a higher return for holders of common shares than if the Fund did not use leverage. Leverage is a speculative technique and there are special risks and costs associated with leveraging. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. See 'Use of Leverage -- Leverage Risks.'

    No Prior History. Because the Fund is recently organized, its common shares have no history of public trading. The shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. The Fund's Common Shares have been approved for listing on the New York Stock Exchange upon notice of issuance
under the symbol '    .'

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Prospectus Summary..........................................    4
Summary of Fund Expenses....................................   17
The Fund....................................................   19
Use of Proceeds.............................................   19
Investment Objectives and Policies..........................   19
Use of Leverage.............................................   22
Interest Rate Transactions..................................   24
Principal Risks of the Fund.................................   25
Additional Risk Considerations..............................   31
Management of the Fund......................................   32
Dividends and Distributions.................................   34
Closed-End Structure........................................   37
Possible Conversion to Open-End Status......................   37
Repurchase of Shares........................................   38
Taxation....................................................   38
Description of Shares.......................................   39
Certain Provisions of the Articles of Incorporation and
  By-Laws...................................................   41
Underwriting................................................   44
Custodian, Transfer Agent, Dividend Disbursing Agent and
  Registrar.................................................   46
Reports to Shareholders.....................................   46
Validity of the Shares......................................   46
Table of Contents of the Statement of Additional
  Information...............................................   47

                              -------------------

    YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS. WE HAVE NOT, AND THE UNDERWRITERS HAVE NOT, AUTHORIZED ANY OTHER PERSON TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. WE ARE NOT, AND THE UNDERWRITERS ARE NOT, MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED. YOU SHOULD ASSUME THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE ONLY AS OF THE DATE OF THIS PROSPECTUS. OUR BUSINESS, FINANCIAL CONDITION AND PROSPECTS MAY HAVE CHANGED SINCE THAT DATE.

    This prospectus sets forth concisely information about the Fund you should know before investing. You should read the prospectus before deciding whether to invest and retain it for future reference. A Statement of Additional
Information, dated September   , 2002 (the 'SAI'), containing additional
information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You can review the table of contents of the SAI on page 48 of this prospectus. You may request a free copy of the SAI by calling (800) 437-9912. You may also obtain the SAI and other information regarding the Fund on the Securities and Exchange Commission web site (http://www.sec.gov).

    Through and including        , 2002, all dealers effecting transactions in
these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                               PROSPECTUS SUMMARY

    This is only a summary. This summary may not contain all of the information that you should consider before investing in our common shares. You should review the more detailed information contained in this prospectus and in the Statement of Additional Information, especially the information set forth under the heading 'Principal Risks of the Fund.'

THE FUND.....................................  Cohen & Steers Dividend Advantage Realty Fund, Inc.
                                               (the 'Fund') is a recently organized,
                                               non-diversified, closed-end management investment
                                               company.

THE OFFERING.................................  We are offering        shares of common stock
                                               ('Common Shares') through a group of underwriters led
                                               by                   . You must purchase at least 100
                                               Common Shares ($1,500). The underwriters have been
                                               granted an option to purchase up to        additional
                                               Common Shares solely to cover overallotments, if any.
                                               The initial public offering price is $15.00 per
                                               share. See 'Underwriting.' Cohen & Steers Capital
                                               Management, Inc. (the 'Investment Manager') will be
                                               responsible for (i) all organization expenses and
                                               (ii) offering costs (other than the sales load) that
                                               exceed $.03 per share of the Fund's Common Shares.

INVESTMENT OBJECTIVES AND POLICIES...........  Our primary investment objective is high current income through investment in real estate securities.
                                               Capital appreciation is a secondary investment
                                               objective. Our investment objectives and certain
                                               investment policies are considered fundamental and
                                               may not be changed without shareholder approval. See
                                               'Investment Objectives and Policies.'

                                               Under normal market conditions, we will invest at
                                               least 90% of our total assets in common stocks,
                                               preferred stocks and other equity securities issued
                                               by real estate companies, such as 'real estate
                                               investment trusts' ('REITs'). At least 80% of our
                                               total assets will be invested in income producing
                                               equity securities issued by REITs, and substantially
                                               all of the equity securities of real estate companies
                                               in which we intend to invest are traded on a national
                                               securities exchange or in the over-the-counter
                                               market. A real estate company derives at least 50% of
                                               its revenue from real estate or has at least 50% of
                                               its assets in real estate. A REIT is a company
                                               dedicated to owning, and usually operating, income
                                               producing real estate, or to financing real estate.
                                               REITs are generally not taxed on income distributed
                                               to

                                               shareholders provided they distribute to their
                                               shareholders substantially all of their income and
                                               otherwise comply with the requirements of the
                                               Internal Revenue Code of 1986, as amended (the
                                               'Code'). As a result, REITs generally pay relatively
                                               high dividends (as compared to other types of
                                               companies) and the Fund intends to use these REIT
                                               dividends in an effort to meet its objective of high
                                               current income. We may invest up to 10% of our total
                                               assets in debt securities issued or guaranteed by
                                               real estate companies. It is our current intention to
                                               invest approximately 75% of our total assets in
                                               common stocks of real estate companies and
                                               approximately 25% of our total assets in preferred
                                               stock of real estate companies, although the actual
                                               percentage of common and preferred stocks in our
                                               investment portfolio may vary over time. We will not
                                               invest more than 25% of our total assets in preferred
                                               stock or debt securities rated below investment grade
                                               (commonly known as 'junk bonds') or unrated
                                               securities of comparable quality. Preferred stock or
                                               debt securities will be considered to be investment
                                               grade if, at the time of investment, such security
                                               has a rating of 'BBB' or higher by Standard & Poor's
                                               Ratings Services ('S&P'), 'Baa' or higher by Moody's
                                               Investors Service, Inc. ('Moody's') or an equivalent
                                               rating by a nationally recognized statistical rating
                                               agency. The Investment Manager may also invest in
                                               preferred stock or debt securities which are unrated
                                               but which, in the opinion of the Investment Manager,
                                               are determined to be of equivalent quality. All of
                                               our investments will be in securities of U.S. issuers
                                               and we will generally not invest more than 10% of our
                                               total assets in the securities of one issuer. We may
                                               engage in portfolio trading when considered
                                               appropriate. There are no limits on the rate of
                                               portfolio turnover. There can be no assurance that
                                               our investment objectives will be achieved. See
                                               'Investment Objectives and Policies.'

USE OF LEVERAGE..............................  Subject to market conditions and the Fund's receipt of a AAA/Aaa credit rating on the Fund Preferred
                                               Shares, approximately one to three months after
                                               completion of this offering, the Fund intends to
                                               offer shares of preferred stock ('Fund Preferred
                                               Shares') representing approximately 35% of the Fund's
                                               capital after their

                                               issuance. The issuance of Fund Preferred Shares will
                                               leverage your investment in Common Shares. As an
                                               alternative to Fund Preferred Shares, the Fund may
                                               leverage through borrowing. Any borrowing will have
                                               seniority over the Common Shares.

                                               The use of leverage creates an opportunity for
                                               increased Common Share net income, but also creates
                                               special risks for holders of Common Shares ('Common
                                               Shareholders'). The Fund Preferred Shares will pay
                                               dividends based on short-term rates, which will be
                                               reset frequently. Borrowings may be at a fixed or
                                               floating rate. The Fund may seek to protect itself
                                               from the risk of increasing dividends or interest
                                               expenses resulting from an increase in short-term
                                               interest rates by entering into a swap or cap
                                               transaction as to all or a portion of the Fund
                                               Preferred Shares or any borrowings. See 'Interest
                                               Rate Transactions.' As long as the rate of return,
                                               net of applicable Fund expenses, on the Fund's
                                               portfolio investments exceeds Fund Preferred Share
                                               dividend rates, as reset periodically, interest on
                                               any borrowings or the payment rate set by any
                                               interest rate swap, the investment of the proceeds of
                                               the Fund Preferred Shares or any borrowing will
                                               generate more income than will be needed to pay such
                                               dividends, interest rate or swap payment. If so, the
                                               excess will be available to pay higher dividends to
                                               Common Shareholders. If, however, the dividends or
                                               interest rate on any borrowings, as modified by any
                                               cap, or payment rate set by any interest rate swap,
                                               exceeds the rate of return on the Fund's investment
                                               portfolio, the return to Common Shareholders will be
                                               less than if the Fund had not leveraged.

                                               The holders of Fund Preferred Shares voting as a
                                               separate class will be entitled to elect two members
                                               of the Board of Directors of the Fund and in the
                                               event that the Fund fails to pay two full years of
                                               accrued dividends on the Fund Preferred Shares, the
                                               holders of the Fund Preferred Shares will be entitled
                                               to elect a majority of the members of the Board of
                                               Directors. See 'Use of Leverage' and 'Description of
                                               Shares -- Fund Preferred Shares.'

                                               There is no assurance that the Fund will utilize
                                               leverage or that, if utilized, the Fund's leveraging
                                               strategy will be successful. See 'Use of
                                               Leverage -- Leverage Risk.'

                                               Leverage Risk. Leverage creates two major types of
                                               risks for Common Shareholders:

                                                the likelihood of greater volatility of net asset
                                                value and market price of Common Shares because
                                                changes in the value of the Fund's portfolio
                                                (including changes in the value of any interest rate
                                                swap, if applicable) are borne entirely by the
                                                Common Shareholders; and

                                                the possibility either that Common Share income will
                                                fall if the dividend rate on the Fund Preferred
                                                Shares or the interest rate on any borrowings rises,
                                                or that Common Share income will fluctuate because
                                                the dividend rate on the Fund Preferred Shares or
                                                the interest rate on any borrowings varies.

                                               When the Fund is utilizing leverage, the fees paid to
                                               the Investment Manager for investment advisory and
                                               management services will be higher than if the Fund
                                               did not utilize leverage because the fees paid will
                                               be calculated based on the Fund's managed assets
                                               (which equals the net asset value of the Common
                                               Shares plus the liquidation preference on any Fund
                                               Preferred Shares plus the principal amount of any
                                               borrowings).

INTEREST RATE TRANSACTIONS...................  In order to reduce the interest rate risk inherent in our underlying investments and capital structure, we
                                               may enter into interest rate swap or cap
                                               transactions. The use of interest rate swaps and caps
                                               is a highly specialized activity that involves
                                               investment techniques and risks different from those
                                               associated with ordinary portfolio security
                                               transactions. In an interest rate swap, the Fund
                                               would agree to pay to the other party to the interest
                                               rate swap (which is known as the 'counterparty') a
                                               fixed rate payment in exchange for the counterparty
                                               agreeing to pay to the Fund a variable rate payment
                                               that is intended to approximate the Fund's variable
                                               rate payment obligation on the Fund Preferred Shares
                                               or any variable rate borrowing. The payment
                                               obligations would be based on the notional amount of
                                               the swap. In an interest rate cap, the Fund would pay
                                               a premium to the counterparty to the interest rate
                                               cap and, to the extent that a specified variable rate
                                               index exceeds a predetermined fixed rate, would
                                               receive from the counterparty payments of the
                                               difference based on the notional amount of such cap.
                                               Depending on the state of

                                               interest rates in general, our use of interest rate
                                               swaps or caps could enhance or decrease the net
                                               income of the Common Shares. To the extent there is a
                                               decline in interest rates, the value of the interest
                                               rate swap or cap could decline, and could result in a
                                               decline in the net asset value of the Fund Common
                                               Shares. In addition, if the counterparty to an
                                               interest rate swap or cap defaults, the Fund would be
                                               obligated to make the payments that it had intended
                                               to avoid. Depending on whether the Fund would be
                                               entitled to receive net payments from the
                                               counterparty on the swap or cap, which in turn would
                                               depend on the general state of short-term interest
                                               rates and the returns on the Fund's portfolio
                                               securities at that point in time, such default could
                                               negatively impact the performance of the Fund's
                                               Common Shares. In addition, at the time an interest
                                               rate swap or cap transaction reaches its scheduled
                                               termination date, there is a risk that the Fund will
                                               not be able to obtain a replacement transaction or
                                               that the terms of the replacement will not be as
                                               favorable as on the expiring transaction. If this
                                               occurs, it could have a negative impact on the
                                               performance of the Fund's Common Shares. If the Fund
                                               fails to maintain the required 200% asset coverage of
                                               the liquidation value of the outstanding Fund
                                               Preferred Shares or if the Fund loses its expected
                                               AAA/Aaa rating on the Fund Preferred Shares or fails
                                               to maintain other covenants, the Fund may be required
                                               to redeem some or all of the Fund Preferred Shares.
                                               Similarly, the Fund could be required to prepay the
                                               principal amount of any borrowings. Such redemption
                                               or prepayment likely would result in the Fund seeking
                                               to terminate early all or a portion of any swap or
                                               cap transaction. Early termination of the swap could
                                               result in a termination payment by or to the Fund.
                                               Early termination of a cap could result in a
                                               termination payment to the Fund. We would not enter
                                               into interest rate swap or cap transactions having a
                                               notional amount that exceeded the outstanding amount
                                               of the Fund's leverage. See 'Use of Leverage' and
                                               'Interest Rate Transactions' for additional
                                               information.

PRINCIPAL RISKS OF THE FUND..................  We are a non-diversified, closed-end management investment company designed primarily as a long-term
                                               investment and not as a trading vehicle. The Fund is
                                               not intended to be a complete investment program and,
                                               due

                                               to the uncertainty inherent in all investments, there
                                               can be no assurance that we will achieve our
                                               investment objectives.

                                               No Operating History. As a recently organized entity,
                                               we have no operating history. See 'The Fund.'

                                               Non-Diversified Status. Because we, as a
                                               non-diversified investment company, may invest in a
                                               smaller number of individual issuers than a
                                               diversified investment company, an investment in the
                                               Fund presents greater risk to you than an investment
                                               in a diversified company. We intend to comply with
                                               the diversification requirements of the Code
                                               applicable to regulated investment companies. See
                                               'Additional Risk Considerations -- Non-Diversified
                                               Status.' See also 'Taxation' in the SAI.

                                               Investment Risk. An investment in the Fund is subject
                                               to investment risk, including the possible loss of
                                               the entire principal amount that you invest.

                                               Stock Market Risk. Your investment in Common Shares
                                               represents an indirect investment in the REIT shares
                                               and other real estate securities owned by the Fund,
                                               substantially all of which are traded on a national
                                               securities exchange or in the over-the-counter
                                               markets. The value of these securities, like other
                                               stock market investments, may move up or down,
                                               sometimes rapidly and unpredictably. Preferred stocks
                                               and debt securities are generally more sensitive to
                                               changes in interest rates than common stocks. When
                                               interest rates rise, the market value of preferred
                                               stocks and debt securities generally will fall. Your
                                               Common Shares at any point in time may be worth less
                                               than what you invested, even after taking into
                                               account the reinvestment of Fund dividends and
                                               distributions. The Fund may utilize leverage, which
                                               magnifies the stock market risk. See 'Use of
                                               Leverage -- Leverage Risk.'

                                               General Real Estate Risks. Since we concentrate our
                                               assets in the real estate industry, your investment
                                               in the Fund will be closely linked to the performance
                                               of the real estate markets. Property values may fall
                                               due to increasing vacancies or declining rents
                                               resulting from economic, legal, cultural or
                                               technological developments. REIT prices also may drop
                                               because of the failure of

                                               borrowers to pay their loans and poor management.
                                               Many REITs utilize leverage which increases
                                               investment risk and could adversely affect a REIT's
                                               operations and market value in periods of rising
                                               interest rates as well as risks normally associated
                                               with debt financing. In addition, there are risks
                                               associated with particular sectors of real estate
                                               investments.

                                               Retail Properties. Retail properties are affected by
                                               the overall health of the applicable economy and may
                                               be adversely affected by the growth of alternative
                                               forms of retailing, bankruptcy, departure or
                                               cessation of operations of a tenant, a shift in
                                               consumer demand due to demographic changes, spending
                                               patterns and lease terminations.

                                               Office Properties. Office properties are affected by
                                               the overall health of the economy, and other factors
                                               such as a downturn in the businesses operated by
                                               their tenants, obsolescence and non-competitiveness.

                                               Hotel Properties. The risks of hotel properties
                                               include, among other things, the necessity of a high
                                               level of continuing capital expenditures,
                                               competition, increases in operating costs which may
                                               not be offset by increases in revenues, dependence on
                                               business and commercial travelers and tourism,
                                               increases in fuel costs and other expenses of travel,
                                               and adverse effects of general and local economic
                                               conditions. Hotel properties tend to be more
                                               sensitive to adverse economic conditions and
                                               competition than many other commercial properties.

                                               Healthcare Properties. Healthcare properties and
                                               healthcare providers are affected by several
                                               significant factors including federal, state and
                                               local laws governing licenses, certification,
                                               adequacy of care, pharmaceutical distribution, rates,
                                               equipment, personnel and other factors regarding
                                               operations; continued availability of revenue from
                                               government reimbursement programs (primarily Medicaid
                                               and Medicare); and competition on a local and
                                               regional basis. The failure of any healthcare
                                               operator to comply with governmental laws and
                                               regulations may affect its ability to operate its
                                               facility or receive government reimbursements.

                                               Multifamily Properties. The value and successful
                                               operation of a multifamily property may be affected
                                               by a number of factors such as the location of the
                                               property, the ability of the management team, the
                                               level of mortgage rates, presence of competing
                                               properties, adverse economic conditions in the
                                               locale, oversupply, and rent control laws or other
                                               laws affecting such properties.

                                               Insurance. Certain of the portfolio companies may
                                               carry comprehensive liability, fire, flood,
                                               earthquake extended coverage and rental loss
                                               insurance with various policy specifications, limits
                                               and deductibles. Should any type of uninsured loss
                                               occur, the portfolio company could lose its
                                               investment in, and anticipated profits and cash flows
                                               from, a number of properties and as a result impact
                                               the Fund's investment performance.

                                               Credit Risk. REITs may be highly leveraged and
                                               financial covenants may affect the ability of REITs
                                               to operate effectively.

                                               Environmental Issues. In connection with the
                                               ownership (direct or indirect), operation, management
                                               and development of real properties that may contain
                                               hazardous or toxic substances, a portfolio company
                                               may be considered an owner, operator or responsible
                                               party of such properties and, therefore, may be
                                               potentially liable for removal or remediation costs,
                                               as well as certain other costs, including
                                               governmental fines and liabilities for injuries to
                                               persons and property. The existence of any such
                                               material environmental liability could have a
                                               material adverse effect on the results of operations
                                               and cash flow of any such portfolio company and, as a
                                               result, the amount available to make distributions on
                                               shares of the Fund could be reduced.

                                               Smaller Companies. Even the larger REITs in the
                                               industry tend to be small to medium-sized companies
                                               in relation to the equity markets as a whole. REIT
                                               shares, therefore, can be more volatile than, and
                                               perform differently from, larger company stocks.
                                               There may be less trading in a smaller company's
                                               stock, which means that buy and sell transactions in
                                               that stock could have a larger impact on the stock's
                                               price than is the case with larger company stocks.
                                               Further, smaller companies may

                                               have fewer business lines; changes in any one line of
                                               business, therefore, may have a greater impact on a
                                               smaller company's stock price than is the case for a
                                               larger company.

                                               As of September   , 2002, the market capitalization
                                               of REITs ranged in size from approximately $  million
                                               to approximately $   billion.

                                               See 'Principal Risks of the Fund -- General Risks of
                                               Securities Linked to the Real Estate Market.'

                                               Lower-rated Securities Risk. Lower-rated preferred
                                               stock or debt securities, or equivalent unrated
                                               securities, which are commonly known as 'junk bonds,'
                                               generally involve greater volatility of price and
                                               risk of loss of income and principal, and may be more
                                               susceptible to real or perceived adverse economic and
                                               competitive industry conditions than higher grade
                                               securities. It is reasonable to expect that any
                                               adverse economic conditions could disrupt the market
                                               for lower-rated securities, have an adverse impact on
                                               the value of those securities, and adversely affect
                                               the ability of the issuers of those securities to
                                               repay principal and interest on those securities. See
                                               'Principal Risks of the Fund -- Risks of Investment
                                               in Lower-rated Securities.'

                                               Market Price Discount From Net Asset Value. Shares of
                                               closed-end investment companies frequently trade at a
                                               discount from their net asset value. This
                                               characteristic is a risk separate and distinct from
                                               the risk that net asset value could decrease as a
                                               result of investment activities and may be greater
                                               for investors expecting to sell their shares in a
                                               relatively short period following completion of this
                                               offering. We cannot predict whether the shares will
                                               trade at, above or below net asset value. See
                                               'Principal Risks of the Fund -- Market Price Discount
                                               From Net Asset Value.'

ADDITIONAL RISK CONSIDERATIONS...............  Portfolio Turnover. We may engage in portfolio trading when considered appropriate. There are no
                                               limits on the rate of portfolio turnover. A higher
                                               turnover rate results in correspondingly greater
                                               brokerage commissions and other transactional
                                               expenses which are borne by the Fund. See 'Additional
                                               Risk Considerations -- Portfolio Turnover.'

                                               Inflation Risk. Inflation risk is the risk that the
                                               value of assets or income from investments will be
                                               worth less than in the future as inflation decreases
                                               the value of money. As inflation increases, the real
                                               value of the Common Shares and distributions can
                                               decline and the dividend payments on the Fund
                                               Preferred Shares, if any, or interest payments on any
                                               borrowings may increase. See 'Additional Risk
                                               Considerations -- Inflation Risk.'

                                               Anti-Takeover Provisions. Certain provisions of our
                                               Articles of Incorporation and By-Laws could have the
                                               effect of limiting the ability of other entities or
                                               persons to acquire control of the Fund or to modify
                                               our structure. The provisions may have the effect of
                                               depriving you of an opportunity to sell your shares
                                               at a premium over prevailing market prices and may
                                               have the effect of inhibiting conversion of the Fund
                                               to an open-end investment company. See 'Certain
                                               Provisions of the Articles of Incorporation and
                                               By-Laws' and 'Additional Risk
                                               Considerations -- Anti-Takeover Provisions.'

                                               Recent Developments. As a result of the terrorist
                                               attacks on the World Trade Center and the Pentagon on
                                               September 11, 2001, some of the U.S. securities
                                               markets were closed for a four-day period. These
                                               terrorist attacks and related events have led to
                                               increased short-term market volatility and may have
                                               long-term effects on U.S. and world economies and
                                               markets. A similar disruption of the financial
                                               markets could impact interest rates, auctions,
                                               secondary trading, ratings, credit risk, inflation
                                               and other factors relating to the Common Shares and
                                               the Fund Preferred Shares.

                                               Given the risks described above, an investment in the
                                               shares may not be appropriate for all investors. You
                                               should carefully consider your ability to assume
                                               these risks before making an investment in the Fund.

INVESTMENT MANAGER...........................  Cohen & Steers Capital Management, Inc. is the
                                               investment manager pursuant to an Investment
                                               Management Agreement. The Investment Manager, which
                                               was formed in 1986, is a leading firm specializing in
                                               the management of real estate securities portfolios
                                               and as of September   , 2002 had approximately $
                                               billion in assets under management. Its clients
                                               include pension plans, endowment funds and mutual
                                               funds, including

                                               some of the largest open-end and closed-end real
                                               estate funds. The Investment Manager's client
                                               accounts are invested principally in real estate
                                               securities and the Investment Manager focuses
                                               exclusively on real estate. The Investment Manager
                                               also will have responsibility for providing
                                               administrative services, and assisting the Fund with
                                               operational needs pursuant to an Administration
                                               Agreement. In accordance with the terms of the
                                               Administration Agreement, the Fund has entered into
                                               an agreement with State Street Bank and Trust Company
                                               ('State Street Bank') to perform certain
                                               administrative functions subject to the supervision
                                               of the Investment Manager (the 'Sub-Administration
                                               Agreement'). See 'Management of the
                                               Fund -- Administration and Sub-Administration
                                               Agreement.'

FEES AND EXPENSES............................  The Fund will pay the Investment Manager a monthly
                                               fee computed at the annual rate of   % of average
                                               daily managed assets (i.e., the net asset value of
                                               Common Shares plus the liquidation preference of any
                                               Fund Preferred Shares and the principal amount of any
                                               borrowings used for leverage). The fees payable to
                                               the Investment Manager are higher than the management
                                               fees paid by many investment companies, but are
                                               comparable to fees paid by many registered management
                                               investment companies that invest primarily in real
                                               estate securities. The Investment Manager has
                                               contractually agreed to waive a portion of its
                                               investment management fees in the amount of   % of
                                               average daily managed assets for the first five years
                                               of the Fund's operations (through            , 2007),
                                               and in declining amounts for each of the four years
                                               thereafter (through         , 2011). Based on
                                               information compiled by the Investment Manager from
                                               various sources, including Morningstar, Inc., Lipper
                                               Inc. and Securities and Exchange Commission filings,
                                               for most of this ten year period, the Investment
                                               Manager expects the Fund's fees and expenses to be
                                               lower than most comparable funds. See 'Management of
                                               the Fund -- Investment Manager.' When the Fund is
                                               utilizing leverage, the fees paid to the Investment
                                               Manager for investment advisory and management
                                               services will be higher than if the Fund did not
                                               utilize leverage because the fees paid will be
                                               calculated based on the Fund's managed assets, which

                                               include the liquidation preference of preferred
                                               stock, and the principal amount of any outstanding
                                               borrowings used for leverage. The Fund's investment
                                               management fees and other expenses (including the
                                               sales charge and expenses associated with the Fund
                                               Preferred Share offering) are paid only by the Common
                                               Shareholders, and not by holders of the Fund
                                               Preferred Shares. See 'Use of Leverage.'

LISTING AND SYMBOL...........................  The Fund's Common Shares have been approved for listing on the New York Stock Exchange upon notice of
                                               issuance under the symbol '    .'

DIVIDENDS AND DISTRIBUTIONS..................  Commencing with the Fund's first dividend, the Fund intends to make regular monthly cash distributions to
                                               Common Shareholders at a level rate based on the
                                               projected performance of the Fund, which rate is a
                                               fixed dollar amount that may be adjusted from time to
                                               time. The Fund's ability to maintain a level dividend
                                               rate will depend on a number of factors, including
                                               the stability of income received from its investments
                                               and dividends payable on the Fund Preferred Shares or
                                               interest payments on borrowings. As portfolio and
                                               market conditions change, the rate of dividends on
                                               the Common Shares and the Fund's dividend policy will
                                               likely change. Over time, the Fund will distribute
                                               all of its net investment income (after it pays
                                               accrued dividends on any outstanding Fund Preferred
                                               Shares and interest on any borrowings). In addition,
                                               at least annually, the Fund intends to distribute net
                                               capital gain and taxable ordinary income, if any, to
                                               you so long as the net capital gain and taxable
                                               ordinary income are not necessary to pay accrued
                                               dividends on, or redeem or liquidate any Fund
                                               Preferred Shares, or pay interest on any borrowings.
                                               Your initial distribution is expected to be declared
                                               approximately 45 days, and paid approximately 60 to
                                               75 days, from the completion of this offering,
                                               depending on market conditions. Following the
                                               commencement of this offering, the Fund intends to
                                               file an exemptive application with the Securities and
                                               Exchange Commission seeking an order under the
                                               Investment Company Act of 1940, as amended (the '1940
                                               Act') facilitating the implementation of a dividend
                                               policy calling for monthly distributions of a fixed
                                               percentage of its net asset value ('Managed Dividend
                                               Policy'). There is no assurance that

                                               the Securities and Exchange Commission will grant
                                               such an order. If the Fund receives the requested
                                               relief, the Fund may, subject to the determination of
                                               its Board of Directors, implement a Managed Dividend
                                               Policy. See 'Dividends and Distributions.'

DIVIDEND REINVESTMENT PLAN...................  Shareholders will receive their dividends in additional Common Shares purchased in the open market
                                               or issued by the Fund through the Fund's Dividend
                                               Reinvestment Plan, unless they elect to have their
                                               dividends and other distributions from the Fund paid
                                               in cash. Shareholders whose Common Shares are held in
                                               the name of a broker or nominee should contact the
                                               broker or nominee to confirm that the dividend
                                               reinvestment service is available. See 'Dividends and
                                               Distributions' and 'Taxation.'

CUSTODIAN, TRANSFER AGENT, DIVIDEND
  DISBURSING AGENT AND REGISTRAR.............  State Street Bank and Trust Company will act as custodian, and EquiServe Trust Company, NA will act
                                               as transfer agent, dividend disbursing agent and
                                               registrar for the Fund. See 'Custodian, Transfer
                                               Agent, Dividend Disbursing Agent and Registrar.'

                            SUMMARY OF FUND EXPENSES

    The purpose of the following table is to help you understand the fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The expenses shown in the table are based on estimated amounts for the Fund's first year of operations, unless otherwise indicated, and assume that the Fund
issues approximately          Common Shares. If the Fund issues fewer Common
Shares, all other things being equal, these expenses would increase. See 'Management of the Fund.' The expenses in the table also assume the issuance of Fund Preferred Shares in an amount equal to 35% of the Fund's total capital (after issuance), and the table shows Fund expenses as a percentage of net assets attributable to Common Shares and, in footnote 3, as a percentage of net assets attributable to Common Shares assuming no leverage.

SHAREHOLDER TRANSACTION EXPENSES
    Sales Load Paid by You (as a percentage of offering
      price)................................................         4.50%
    Expenses Borne by the Fund..............................         0.20%(1)(2)
    Dividend Reinvestment Plan Fees.........................         None

                                                               PERCENTAGE OF NET
                                                              ASSETS ATTRIBUTABLE
                                                              TO COMMON SHARES(4)
                                                              -------------------
ANNUAL EXPENSES
    Investment Management Fees (3)..........................             %
    Other Expenses (3)......................................             %
    Interest Payments on Borrowed Funds (3).................         None
                                                                     ----
    Total Annual Fund Operating Expenses (3)(5).............             %
    Fee Waiver and Expense Reimbursement (Years 1-5)........             %(5)
                                                                     ----
    Total Net Annual Expenses (3)...........................             %(5)
                                                                     ----
                                                                     ----

---------

(1) The Investment Manager has also agreed to pay all organizational expenses and offering costs (other than the sales load) that exceed $.03 per Common Share (.20% of the offering price).

(2) If the Fund offers Fund Preferred Shares, the costs of that offering, estimated to be slightly more than 1% of the total amount of the Fund Preferred Share offering, will be borne immediately by Common Shareholders and result in the reduction of the net asset value of the Common Shares. Assuming the issuance of Fund Preferred Shares in an amount equal to 35% of the Fund's total capital (after issuance), these offering costs are
    estimated to be no more than approximately $       or $0.   per Common Share
    (0.   % of the offering price).

(3) In the event the Fund, as an alternative to issuing Fund Preferred Shares, utilizes leverage by borrowing in an amount equal to approximately 33 1/3% of the Fund's total assets (including the amount obtained from leverage), it is estimated that, as a percentage of net assets attributable to Common
    Shares, the Investment Management Fee would be    %, Other Expenses would be
      %, Interest Payments on Borrowed Funds (assuming an interest rate of 5.16%, which interest rate is subject to change based on prevailing market
    conditions) would be    %, Total Annual Fund Operating Expenses would be
       % and Total Net Annual Expenses would be    %. Based on the total net
    annual expenses and in accordance with the example below, the expenses for years 1, 3, 5 and 10 would be $ , $ , $ and $ , respectively.

(4) If the Fund does not issue Fund Preferred Shares or otherwise use leverage, the Fund's expenses would be estimated to be as follows:

                                                               PERCENTAGE OF
                                                                NET ASSETS
                                                              ATTRIBUTABLE TO
                                                                  COMMON
                                                                  SHARES
                                                                  ------
ANNUAL EXPENSES
   Investment Management Fees...............................           %
   Other Expenses...........................................           %
   Interest Payments on Borrowed Funds......................       None
                                                                   ----
   Total Annual Fund Operating Expenses (5).................           %
   Fee Waiver and Expense Reimbursement (Years 1-5).........           %(5)
                                                                   ----
   Total Net Annual Expenses (3)............................           %(5)
                                                                   ----
                                                                   ----

(5) Cohen & Steers Capital Management, Inc., the Investment Manager, has contractually agreed to waive a portion of its fees and expenses in the
    amount of   % of average daily managed assets (which includes the
    liquidation preference of any Fund Preferred Shares and the principal amount of any borrowings used for leverage) for the first five years of the Fund's
    operations,   % of average daily managed assets in year six,   % of average
    daily managed assets in year seven,   % of average daily managed assets in
    year eight, and   % of average daily managed assets in year nine.

    The following example illustrates the expenses (including the sales load of $45.00) that you would pay on a $1,000 investment in Common Shares, assuming (1)
total annual expenses of    % of net assets attributable to Common Shares in
years one through five, increasing to    % in year 10 and (2) a 5% annual
return:

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                              ------   -------   -------   --------
    Total Expenses Incurred.................................   $         $        $          $

    THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE HIGHER OR LOWER. The example assumes that the estimated 'Other Expenses' set forth in the Annual Expenses table are accurate, that fees and expenses increase as described in footnote 2 above and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example. The expenses you would pay, based on the Fund's expenses as stated as percentages of the Fund's managed assets (assuming the issuance of Fund Preferred Shares in an amount equal to 35% of the Fund's capital after their issuance) and otherwise on the assumptions in the example would be: 1 Year $ ; 3 Years $ ; 5 Years $ ;
and 10 Years $   .

                                    THE FUND

    Cohen & Steers Dividend Advantage Realty Fund, Inc. is a recently organized, non-diversified, closed-end management investment company. We were organized as a Maryland corporation on September 18, 2002 and are registered as an investment company under the Investment Company Act of 1940 (the '1940 Act'). As a recently-organized entity, we have no operating history. Our principal office is located at 757 Third Avenue, New York, New York 10017, and our telephone number is (212) 832-3232.

                                USE OF PROCEEDS

    We estimate the net proceeds of this offering, after deducting (i) all organization expenses and (ii) offering costs (other than the sales load) that
do not exceed $.03 per share of Common Shares, to be $    , or $    assuming
exercise of the overallotment option in full. The net proceeds will be invested in accordance with the policies set forth under 'Investment Objectives and Policies.' A portion of the organization and offering expenses of the Fund has been advanced by the Investment Manager and will be repaid by the Fund upon closing of this offering. The Investment Manager will incur and be responsible for (i) all of the Fund's organization expenses and (ii) offering expenses (other than the sales load) that exceed $.03 per share of the Fund's Common Shares.

    We estimate that the net proceeds of this offering will be fully invested in accordance with our investment objectives and policies within three to six months of the initial public offering. Pending such investment, those proceeds may be invested in U.S. Government securities or high-quality, short-term money market instruments. See 'Investment Objectives and Policies.'

                       INVESTMENT OBJECTIVES AND POLICIES

GENERAL

    Our primary investment objective is high current income through investment in real estate securities. Capital appreciation is a secondary investment objective. The Fund's investment objectives and certain other policies are fundamental and may not be changed without the approval of shareholders. Unless otherwise indicated, the Fund's investment policies are not fundamental and may be changed by the Board of Directors without the approval of shareholders, although we have no current intention of doing so. The Fund has a policy of concentrating its investments in the U.S. real estate industry (25% or more of total assets) and not in any other industry. This investment policy is fundamental and cannot be changed without the approval of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. Under normal market conditions, we will invest at least 90% of our total assets in common stocks, preferred stocks and other equity securities issued by real estate companies, such as 'real estate investment trusts' ('REITs'). At least 80% of our total assets will be invested in income producing equity securities issued by REITs, and substantially all of the equity securities of real estate companies in which we intend to invest are traded on a national securities exchange or in the over-the-counter market. We may invest up to 10% of our total assets in debt securities issued or guaranteed by real estate companies. We will not invest more than 25% of our total assets in preferred stock or debt securities rated below investment grade (commonly known as 'junk bonds') or unrated securities of comparable quality. Preferred stock or debt securities will be considered to be investment grade if, at the time of investment, such security has a rating of 'BBB' or higher by

Standard & Poor's Ratings Services ('S&P'), 'Baa' or higher by Moody's Investors Service, Inc. ('Moody's') or an equivalent rating by a nationally recognized statistical rating agency. The Investment Manager may also invest in preferred stock or debt securities which are unrated but which, in the opinion of the Investment Manager, are determined to be of equivalent quality. See Appendix A in the SAI for a description of bond ratings. These two policies are fundamental and cannot be changed without the approval of a majority of the Fund's voting securities, as defined in the 1940 Act. We will invest only in securities of U.S. issuers and generally will not invest more than 10% of our total assets in the securities of one issuer.

    We will not enter into short sales or invest in derivatives, except as described in this Prospectus in connection with the interest rate swap or interest rate cap transactions. See 'Use of Leverage' and 'Interest Rate Transactions.' There can be no assurance that our investment objectives will be achieved.

INVESTMENT STRATEGIES

    In making investment decisions on behalf of the Fund, the Investment Manager relies on a fundamental analysis of each company. The Investment Manager reviews each company's potential for success in light of the company's current financial condition, its real estate industry and sector position, and economic and market conditions. The Investment Manager evaluates a number of factors, including growth potential, earnings estimates and the quality of management.

PORTFOLIO COMPOSITION

    Our portfolio will be composed principally of the following investments. A more detailed description of our investment policies and restrictions and more detailed information about our portfolio investments are contained in the SAI.

    Real Estate Companies. For purposes of our investment policies, a real estate company is one that:

     derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate; or

     has at least 50% of its assets in such real estate.

    Under normal market conditions, we will invest at least 90% of our total assets in the equity securities of real estate companies. These equity securities can consist of:

     common stocks (including REIT shares);

     preferred stocks;

     rights or warrants to purchase common and preferred stocks; and

     securities convertible into common and preferred stocks where the conversion feature represents, in the Investment Manager's view, a significant element of the securities' value.

    Real Estate Investment Trusts. We will invest at least 80% of our total assets in income producing equity securities of REITs. A REIT is a company dedicated to owning, and usually operating, income producing real estate, or to financing real estate. REITs pool investors' funds for investment primarily in income producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to shareholders if, among other things, it distributes to its shareholders substantially all of its taxable income (other than net capital gains) for each taxable year. As a result, REITs tend to pay relatively higher dividends than other types of companies and we intend to use these REIT dividends in an effort to meet the current income goal of our investment objectives.

    REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. We do not currently intend to invest more than 10% of our total assets in Mortgage REITs or Hybrid REITs.

    Preferred Stocks. Preferred stocks pay fixed or floating dividends to investors, and have a 'preference' over common stock in the payment of dividends and the liquidation of a company's assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. Preferred stockholders usually have no right to vote for corporate directors or on other matters. Under current market conditions, the Investment Manager expects to invest approximately 75% of our total assets in common shares of real estate companies and approximately 25% in preferred shares of REITs. The actual percentage of common and preferred stocks in our investment portfolio may vary over time based on the Investment Manager's assessment of market conditions.

    Debt Securities. We may invest a maximum of 10% of our total assets in investment grade and non-investment grade debt securities issued or guaranteed by real estate companies.

    Lower-rated Securities. We will not invest more than 25% of our total assets in preferred stock and debt securities rated below investment grade (commonly known as 'junk bonds') and equivalent unrated securities of comparable quality. Securities rated non-investment grade (lower than Baa by Moody's or lower than BBB by S&P), are sometimes referred to as 'high yield' or 'junk' bonds. We may only invest in high yield securities that are rated CCC or higher by S&P, or rated Caa or higher by Moody's, or unrated securities determined by the Investment Manager to be of comparable quality. The issuers of these securities have a currently identifiable vulnerability to default and such issues may be in default or there may be present elements of danger with respect to principal or interest. We will not invest in securities which are in default at the time of purchase. For a description of bond ratings, see Appendix A of the SAI.

    Defensive Position. When the Investment Manager believes that market or general economic conditions justify a temporary defensive position, we may deviate from our investment objectives and invest all or any portion of our assets in investment grade debt securities, without regard to whether the issuer is a real estate company. When and to the extent we assume a temporary defensive position, we may not pursue or achieve our investment objectives.

OTHER INVESTMENTS

    The Fund's cash reserves, held to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs, will be invested in money market instruments. Money market instruments in which we may invest our cash reserves will generally consist of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and such obligations which are subject to repurchase agreements and commercial paper. See 'Investment Objectives and Policies' in the SAI.

                                USE OF LEVERAGE

    Subject to market conditions and the Fund's receipt of AAA/Aaa credit rating on the Fund Preferred Shares, approximately one to three months after the completion of the offering of the Common Shares, the Fund intends to offer Fund Preferred Shares representing approximately 35% of the Fund's capital immediately after their issuance. The issuance of Fund Preferred Shares will leverage the Common Shares. As an alternative to the Fund Preferred Shares, the Fund may leverage through borrowings. Any borrowings will have seniority over the Common Shares.

    Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after the issuance the value of the Fund's total assets is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the Fund's total assets less liabilities other than borrowing). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's total assets less liabilities other than borrowing is at least 200% of such liquidation value. If Fund Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Fund Preferred Shares from time to time to the extent necessary in order to maintain coverage of any Fund Preferred Shares of at least 200%. If the Fund has Fund Preferred Shares outstanding, two of the Fund's Directors will be elected by the holders of Fund Preferred Shares, voting separately as a class. The remaining Directors of the Fund will be elected by holders of Common Shares and Fund Preferred Shares voting together as a single class. In the event the Fund failed to pay dividends on Fund Preferred Shares for two years, Fund Preferred Shareholders would be entitled to elect a majority of the Directors of the Fund. The failure to pay dividends or make distributions could result in the Fund ceasing to qualify as a regulated investment company under the Code, which could have a material adverse effect on the value of the Common Shares. See 'Description of Shares -- Fund Preferred Shares.'

    Under the 1940 Act, the Fund generally is not permitted to borrow unless immediately after the borrowing the value of the Fund's total assets less liabilities other than the borrowing is at least 300% of the principal amount of such borrowing (i.e., such principal amount may not exceed 33 1/3% of the Fund's total assets less liabilities other than borrowing). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's total assets, less liabilities other than the borrowings, is at least 300% of such principal amount. If the Fund borrows, the Fund intends, to the extent possible, to prepay all or a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle the debt holders to elect a majority of the board of directors.

    The Fund may be subject to certain restrictions imposed by either guidelines of one or more rating agencies which may issue ratings for Fund Preferred Shares or, if the Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Investment Manager from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies. In addition to other considerations, to the extent that the Fund believes that the covenants and guidelines required by the rating agencies would impede its ability to meet its investment objectives, or if the Fund is unable to obtain the rating on the Fund Preferred Shares (expected to be AAA/Aaa), the Fund will not issue the Fund Preferred Shares.

    Assuming that the Fund Preferred Shares or borrowings will represent approximately 35% of the Fund's capital and pay dividends or interest, or have a payment rate set by an interest rate transaction, at an annual average rate of 5.16%, the income generated by the Fund's portfolio (net of estimated expenses)
must exceed    % in order to cover such dividend payments or interest or payment rates and other expenses specifically related to the Fund Preferred Shares or borrowings. Of course, these numbers are merely estimates, used for illustration. Actual Fund Preferred Share dividend rates, interest, or payment rates may vary frequently and may be significantly higher or lower than the rate estimated above.

    The following table is furnished in response to requirements of the Securities and Exchange Commission. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of investments held in the Fund's portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns expected to be experienced by the Fund. The table further reflects the issuance of Fund Preferred Shares or borrowings representing 35% of the Fund's total capital, a 8.25% yield on the Fund's investment portfolio, net of expenses, and the Fund's currently projected annual Fund Preferred Share dividend rate, borrowing interest rate or payment rate set by an interest rate transaction of 5.16%. See 'Use of Leverage -- Leverage Risks.'

Assumed Portfolio Total Return.........     (10)%       (5)%       0%        5%       10%
Common Share Total Return..............         %          %        %         %         %

    Common Share total return is composed of two elements -- the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends on Fund Preferred Shares or interest on borrowings) and gains or losses on the value of the securities the Fund owns. As required by Securities and Exchange Commission rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation.

    During the time in which the Fund is utilizing leverage, the fees paid to the Investment Manager for investment advisory and management services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund's managed assets. Only the Fund's Common Shareholders bear the cost of the Fund's fees and expenses, including the costs associated with any offering of Fund Preferred Shares (estimated to be slightly more than 1% of the total amount of the Fund Preferred Share offering) which will be borne immediately by the Common Shareholders, and the costs associated with any borrowing.

    The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

LEVERAGE RISKS

    Utilization of leverage is a speculative investment technique and involves certain risks to the holders of Common Shares. These include the possibility of higher volatility of the net asset value of the Common Shares and potentially more volatility in the market value of the Common Shares. So long as the Fund is able to realize a higher net return on its investment portfolio than the then current cost of any leverage together with other related expenses, the effect of the leverage will be to cause holders of Common Shares to realize higher current net investment income than if the

Fund were not so leveraged. On the other hand, to the extent that the then current cost of any leverage, together with other related expenses, approaches the net return on the Fund's investment portfolio, the benefit of leverage to holders of Common Shares will be reduced, and if the then current cost of any leverage were to exceed the net return on the Fund's portfolio, the Fund's leveraged capital structure would result in a lower rate of return to Common Shareholders than if the Fund were not so leveraged.

    Any decline in the net asset value of the Fund's investments will be borne entirely by Common Shareholders. Therefore, if the market value of the Fund's portfolio declines, the leverage will result in a greater decrease in net asset value to Common Shareholders than if the Fund were not leveraged. Such greater net asset value decrease will also tend to cause a greater decline in the market price for the Common Shares. To the extent that the Fund is required or elects to redeem any Fund Preferred Shares or prepay any borrowings, the Fund may need to liquidate investments to fund such redemptions or prepayments. Liquidation at times of adverse economic conditions may result in capital loss and reduce returns to Common Shareholders.

    In addition, such redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Early termination of the swap could result in a termination payment by or to the Fund. Early termination of a cap could result in a termination payment to the Fund. See 'Interest Rate Transactions.'

    Unless and until Fund Preferred Shares are issued or borrowings for leverage are made, the Common Shares will not be leveraged and the disclosure regarding these strategies will not apply.

                           INTEREST RATE TRANSACTIONS

    In order to reduce the interest rate risk inherent in our underlying investments and capital structure, we may enter into interest rate swap or cap transactions. Interest rate swaps involve the Fund's agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on the Fund Preferred Shares or any variable rate borrowing. The payment obligation would be based on the notional amount of the swap. We may use an interest rate cap, which would require us to pay a premium to the cap counterparty and would entitle us, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. We would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on the performance of the Fund's Common Shares as a result of leverage.

    The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, our use of interest rate swaps or caps could enhance or harm the overall performance of the Fund's Common Shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the Common Shares. In addition, if short-term interest rates are lower than our rate of payment on the interest rate swap, this will reduce the performance of the Fund's Common Shares. If, on the other hand, short-term interest rates are higher than our rate of payment on the interest rate swap, this will enhance the performance of the Fund's Common Shares. Buying interest rate caps could enhance the performance of the Fund's Common

Shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net income of the Fund's Common Shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement. The Fund has no current intention of selling an interest rate swap or cap. We would not enter into interest rate swap or cap transactions in an aggregate notional amount that exceeds the outstanding amount of the Fund's leverage.

    Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counter party defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend payments on the Fund Preferred Shares or interest payments on borrowings. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such default could negatively impact the performance of the Fund's Common Shares. Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate swap or cap transaction with any counterparty that the Investment Manager believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, the Investment Manager will continually monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Fund's investments. In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund's Common Shares.

    The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to maintain in a segregated account with its custodian cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily.

    The Fund may choose or be required to redeem some or all of the Fund Preferred Shares or prepay any borrowings. This redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund.

                          PRINCIPAL RISKS OF THE FUND

    We are a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that we will achieve our investment objectives.

NO OPERATING HISTORY

    We are a newly organized non-diversified closed-end management investment company with no operating history.

STOCK MARKET RISK

    Because prices of equity securities fluctuate from day-to-day, the value of our portfolio and the price per Common Share will vary based upon general market conditions.

GENERAL RISKS OF SECURITIES LINKED TO THE REAL ESTATE MARKET

    We will not invest in real estate directly, but only in securities issued by real estate companies, including REITs. However, because of our policy of concentration in the securities of companies in the real estate industry, we are also subject to the risks associated with the direct ownership of real estate. These risks include:

     declines in the value of real estate

     risks related to general and local economic conditions

     possible lack of availability of mortgage funds

     overbuilding

     extended vacancies of properties

     increased competition

     increases in property taxes and operating expenses

     changes in zoning laws

     losses due to costs resulting from the clean-up of environmental problems liability to third parties for damages resulting from environmental problems casualty or condemnation losses

     limitations on rents

     changes in neighborhood values and the appeal of properties to tenants changes in interest rates

    Thus, the value of the Common Shares may change at different rates compared to the value of shares of a registered investment company with investments in a mix of different industries and will depend on the general condition of the economy. An economic downturn could have a material adverse effect on the real estate markets and on real estate companies in which the Fund invests, which in turn could result in the Fund not achieving its investment objectives.

    General Real Estate Risks. Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., Americans with Disabilities Act and tax laws), interest rate levels, and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions in which the real estate owned by the portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company may also have joint venture investments in certain of its properties, and consequently, its ability to control decisions relating to such properties may be limited.

    Real property investments are also subject to risks which are specific to the investment sector or type of property in which the real estate companies are investing.

    Retail Properties. Retail properties are affected by the overall health of the applicable economy. A retail property may be adversely affected by the growth of alternative forms of retailing, bankruptcy, decline in drawing power, departure or cessation of operations of an anchor tenant, a shift in consumer demand due to demographic changes, and/or changes in consumer preference (for example, to discount retailers) and spending patterns. A retail property may also be adversely affected if a significant tenant ceases operation at such location, voluntarily or otherwise. Certain tenants at retail properties may be entitled to terminate their leases if an anchor tenant ceases operations at such property.

    Office Properties. Office properties generally require their owners to expend significant amounts for general capital improvements, tenant improvements and costs of reletting space. In addition, office properties that are not equipped to accommodate the needs of modern businesses may become functionally obsolete and thus non-competitive. Office properties may also be adversely affected if there is an economic decline in the businesses operated by their tenants. The risks of such an adverse effect is increased if the property revenue is dependent on a single tenant or if there is a significant concentration of tenants in a particular business or industry.

    Hotel Properties. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures to keep necessary furniture, fixtures and equipment updated, competition from other hotels, increases in operating costs (which increases may not necessarily be offset in the future by increased room rates), dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, changes to regulation of operating liquor and other licenses, and adverse effects of general and local economic conditions. Due to the fact that hotel rooms are generally rented for short periods of time, hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

    Also, hotels may be operated pursuant to franchise, management and operating agreements that may be terminable by the franchiser, the manager or the operator. Contrarily, it may be difficult to terminate an ineffective operator of a hotel property subsequent to a foreclosure of such property.

    Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations; continued availability of revenue from government reimbursement programs (primarily

Medicaid and Medicare); and competition in terms of appearance, reputation, quality and cost of care with similar properties on a local and regional basis.

    These governmental laws and regulations are subject to frequent and substantial changes resulting from legislation, adoption of rules and regulations, and administrative and judicial interpretations of existing law. Changes may also be applied retroactively and the timing of such changes cannot be predicted. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursement. In addition, in the event that a tenant is in default on its lease, a new operator or purchaser at a foreclosure sale will have to apply in its own right for all relevant licenses if such new operator does not already hold such licenses. There can be no assurance that such new licenses could be obtained, and consequently, there can be no assurance that any healthcare property subject to foreclosure will be disposed of in a timely manner.

    Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of management to provide adequate maintenance and insurance, types of services provided by the property, the level of mortgage rates, presence of competing properties, the relocation of tenants to new projects with better amenities, adverse economic conditions in the locale, the amount of rent charged, and oversupply of units due to new construction. In addition, multifamily properties may be subject to rent control laws or other laws affecting such properties, which could impact the future cash flows of such properties.

    Insurance Issues. Certain of the portfolio companies may, in connection with the issuance of securities, have disclosed that they carry comprehensive liability, fire, flood, extended coverage and rental loss insurance with policy specifications, limits and deductibles customarily carried for similar properties. However such insurance is not uniform among the portfolio companies. Moreover, there are certain types of extraordinary losses that may be uninsurable, or not economically insurable. Certain of the properties may be located in areas that are subject to earthquake activity for which insurance may not be maintained. Should a property sustain damage as a result of an earthquake, even if the portfolio company maintains earthquake insurance, the portfolio company may incur substantial losses due to insurance deductibles, co-payments on insured losses or uninsured losses. Should any type of uninsured loss occur, the portfolio company could lose its investment in, and anticipated profits and cash flows from, a number of properties and as a result, would impact the Fund's investment performance.

    Credit Risk. REITs may be highly leveraged and financial covenants may affect the ability of REITs to operate effectively. The portfolio companies are subject to risks normally associated with debt financing. If the principal payments of a real estate company's debt cannot be refinanced, extended or paid with proceeds from other capital transactions, such as new equity capital, the real estate company's cash flow may not be sufficient to repay all maturing debt outstanding.

    In addition, a portfolio company's obligation to comply with financial covenants, such as debt-to-asset ratios and secured debt-to-total asset ratios, and other contractual obligations may restrict a REIT's range of operating activity. A portfolio company, therefore, may be limited from incurring additional indebtedness, selling its assets and engaging in mergers or making acquisitions which may be beneficial to the operation of the REIT.

    Environmental Issues. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner or operator of such properties or as having arranged for the disposal or treatment of hazardous or toxic substances and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company and, as a result, the amount available to make distributions on the shares could be reduced.

    Smaller Companies. Even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company's stock, which means that buy and sell transactions in that stock could have a larger impact on the stock's price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company's stock price than is the case for a larger company. Further, smaller company stocks may perform in different cycles than larger company stocks. Accordingly, REIT shares can be more volatile than -- and at times will perform differently from -- large company stocks such as those found in the Dow Jones Industrial Average.

    Tax Issues. REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that the Fund may invest in a real estate company which purports to be a REIT and that the company could fail to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the company would be subject to corporate-level taxation, significantly reducing the return to the Fund on its investment in such company. REITs could possibly fail to qualify for tax free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

LEVERAGE RISK

    The Fund intends to use leverage by issuing Fund Preferred Shares, representing approximately 35% of the Fund's capital after their issuance or alternatively, through borrowing. Leverage is a speculative technique and there are special risks and costs associated with leveraging. For a more detailed description of the risks associated with leverage, see 'Use of Leverage.'

INTEREST RATE TRANSACTIONS RISK

    The Fund may enter into a swap or cap transaction to attempt to protect itself from increasing dividend or interest expenses resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap or cap which may result in a decline in the net asset value of the Fund. A sudden and dramatic decline in interest rates may result in a significant decline in the net asset value of the Fund. See 'Interest Rate Transactions.'

RISKS OF INVESTMENT IN PREFERRED STOCKS AND DEBT SECURITIES

    In addition to the risks of equity securities and securities linked to the real estate market, preferred stocks and debt securities also are more sensitive to changes in interest rates than common stocks. When interest rates rise, the value of preferred stocks and debt securities may fall.

RISKS OF INVESTMENT IN LOWER-RATED SECURITIES

    Lower-rated securities may be considered speculative with respect to the issuer's continuing ability to make principal and interest payments. Analysis of the creditworthiness of issuers of lower-rated securities may be more complex than for issuers of higher quality debt securities, and our ability to achieve our investment objectives may, to the extent we are invested in lower-rated securities, be more dependent upon such creditworthiness analysis than would be the case if we were investing in higher quality securities. We may invest in high yield securities that are rated 'CCC' or higher by S&P or 'Caa' or higher by Moody's or unrated securities that are determined by the Investment Manager to be of comparable quality. An issuer of these securities has a currently identifiable vulnerability to default and the issuer may be in default or there may be present elements of danger with respect to principal or interest. We will not invest in securities which are in default at the time of purchase.

    Lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of lower-rated securities have been found to be less sensitive to interest-rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. Yields on lower-rated securities will fluctuate. If the issuer of lower-rated securities defaults, the Fund may incur additional expenses to seek recovery.

    The secondary markets in which lower-rated securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which we could sell a particular lower-rated security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of our shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities.

    It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of such securities, and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon. New laws and proposed new laws may adversely impact the market for lower-rated securities.

MARKET PRICE DISCOUNT FROM NET ASSET VALUE

    Shares of closed-end investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that the Fund's net asset value could decrease as a result of our investment activities and may be greater for investors expecting to sell their shares in a relatively short period following completion of this offering. The net asset value of the shares will be reduced immediately following the offering as a result of the payment of certain offering costs. Whether investors will realize gains or losses upon the sale of the shares will depend not upon the Fund's net asset value but entirely upon whether the market price of the shares at the time of sale is above or below the investor's purchase price for the shares. Because the market price of the shares will be determined by factors such as relative supply of and demand for shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, we cannot predict whether the shares will trade at below or above net asset value, or at below or above the initial public offering price.

                         ADDITIONAL RISK CONSIDERATIONS

PORTFOLIO TURNOVER

    We may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund's investment objectives. Although we cannot accurately predict our portfolio turnover rate, it is not expected to exceed 100% under normal circumstances. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of the Investment Manager, investment considerations warrant such action. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses which are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. See 'Taxation.'

INFLATION RISK

    Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline. In addition, during any periods of rising inflation, Fund Preferred Shares dividend rates would likely increase, which would tend to further reduce returns to Common Shareholders.

NON-DIVERSIFIED STATUS

    The Fund is classified as a 'non-diversified' investment company under the 1940 Act, which means we are not limited by the 1940 Act in the proportion of our assets that may be invested in the securities of a single issuer. However, we intend to conduct our operations so as to qualify as a regulated investment company for purposes of the Code, which generally will relieve the Fund of any liability for federal income tax to the extent our earnings are distributed to shareholders. See 'Taxation' in the SAI. To so qualify, among other requirements, we will limit our investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of our total assets will be invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers which the Fund controls and are engaged in the same, similar or related trades or businesses and (ii) at least 50% of the market value of our total assets will be invested in cash and cash items, U.S. Government securities, securities of other regulated investment companies and other securities; provided, however, that with respect to such other securities, not more than 5% of the market value of our total assets will be invested in the securities of a single issuer and we will not own more than 10% of the outstanding voting securities of a single issuer. Because we, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund presents greater risk to you than an investment in a diversified company.

ANTI-TAKEOVER PROVISIONS

    Certain provisions of our Articles of Incorporation and By-Laws may have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change our structure. These provisions may also have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices. These include provisions for staggered terms of office for Directors, super-majority voting requirements for merger, consolidation, liquidation, termination and asset sale transactions, amendments to the Articles of Incorporation, and conversion to open-end status. See 'Description of Shares' and 'Certain Provisions of the Articles of Incorporation and By-Laws.'

RECENT DEVELOPMENTS

    As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorist attacks and related events have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. A similar disruption of the financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the Common Shares and the Fund Preferred Shares.

                             MANAGEMENT OF THE FUND

    The business and affairs of the Fund are managed under the direction of the Board of Directors. The Directors approve all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreement with its Investment Manager, administrator, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers, the Investment Manager and the Fund's administrator, subject always to the investment objectives and policies of the Fund and to the general supervision of the Directors. The names and business addresses of the Directors and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under 'Management of the Fund' in the SAI.

INVESTMENT MANAGER

    Cohen & Steers Capital Management, Inc., with offices located at 757 Third Avenue, New York, New York 10017, has been retained to provide investment advice, and, in general, to conduct the management and investment program of the Fund under the overall supervision and control of the Directors of the Fund. Cohen & Steers Capital Management, Inc., a registered investment adviser, was formed in 1986 and is a leading U.S. manager of portfolios dedicated to investments primarily in REITs with approximately $ billion of assets under
management as of September   , 2002. Its current clients include pension plans,
endowment funds and registered investment companies, including the Fund, Cohen & Steers Advantage Income Realty Fund, Inc., Cohen & Steers Quality Income Realty Fund, Inc., Cohen & Steers Premium Income Realty Fund, Inc. and Cohen & Steers Total Return Realty Fund, Inc., which are closed-end investment companies, and Cohen & Steers Institutional Realty Shares, Inc., Cohen & Steers Realty Shares, Inc., Cohen & Steers Special Equity Fund, Inc. and Cohen & Steers Equity Income Fund, Inc., which are open-end investment companies. Cohen & Steers Capital Management, Inc. manages several of the largest registered investment companies that invest primarily in real estate securities. Cohen & Steers' client accounts are invested principally in real estate securities.

INVESTMENT MANAGEMENT AGREEMENT

    Under its Investment Management Agreement with the Fund, the Investment Manager furnishes a continuous investment program for the Fund's portfolio, makes the day-to-day investment decisions for the Fund, and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of Directors of the Fund. The Investment Manager also performs certain administrative services for the Fund and provides persons satisfactory to the Directors of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and Directors of the Fund, may be directors, officers, or employees of the Investment Manager.

    For its services under the Investment Management Agreement, the Fund pays the Investment Manager a monthly management fee computed at the annual rate of
  % of the average daily managed assets of the Fund. Managed assets are the net asset value of the Common Shares plus the liquidation preference of any Fund Preferred Shares and the principal amount of any borrowings used for leverage. This fee is higher than the fees incurred by many other investment companies but is comparable to fees paid by many registered management investment companies that invest primarily in real estate securities. In addition to the monthly management fee, the Fund pays all other costs and expenses of its operations, including compensation of its Directors, custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any Fund Preferred Shares, listing expenses, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. The Investment Manager has contractually agreed to waive a portion of its
investment management fees in the amount of   % of average daily total managed
assets for the first five years of the Fund's operations,   % of average daily
managed assets in year six,   % of average daily managed assets in year seven,
  % of average daily managed assets in year eight and   % of average daily
managed assets in year nine. See 'Summary of Fund Expenses.' When the Fund is utilizing leverage, the fees paid to the Investment Manager for investment advisory and management services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund's managed assets, which includes the liquidation preference of any Fund Preferred Shares and the principal amount of borrowings for leverage. See 'Use of Leverage.'

    The Fund's portfolio managers are:

        Martin Cohen -- Mr. Cohen is a Director, President and Treasurer of the Fund. He is, and has been since their inception, President of Cohen & Steers Capital Management, Inc., the Fund's investment adviser, and Vice President of Cohen & Steers Securities, Inc., a registered broker-dealer. Mr. Cohen is a 'controlling person' of the Investment Manager on the basis of his ownership of the Investment Manager's stock.

        Robert H. Steers -- Mr. Steers is a Director, Chairman and Secretary of the Fund. He is, and has been since their inception, Chairman of Cohen & Steers Capital Management, Inc., the Fund's investment adviser, and President of Cohen & Steers Securities, Inc., a registered broker-dealer. Mr. Steers is a 'controlling person' of the Investment Manager on the basis of his ownership of the Investment Manager's stock.

        Greg E. Brooks -- Mr. Brooks joined Cohen & Steers Capital Management, Inc., the Fund's investment adviser, as a Vice President in April 2000 and has been a Senior Vice President since January 2002. Prior to joining Cohen & Steers, Mr. Brooks was an investment analyst with another real estate securities investment manager. Mr. Brooks is a Chartered Financial Analyst.

ADMINISTRATION AND SUB-ADMINISTRATION AGREEMENT

    Under its Administration Agreement with the Fund, the Investment Manager provides certain administrative and accounting functions for the Fund, including providing administrative services necessary for the operations of the Fund and furnishing office space and facilities required for conducting the business of the Fund.

    In accordance with the Administration Agreement and with the approval of the Board of Directors of the Fund, the Fund has entered into an agreement with State Street Bank as sub-administrator under a fund accounting and administration agreement (the 'Sub-Administration Agreement'). Under the Sub-Administration Agreement, State Street Bank has assumed responsibility for certain fund administration services.

    Under the Administration Agreement, the Fund pays the Investment Manager an amount equal to on an annual basis .020% of the Fund's managed assets. Under the Sub-Administration agreement, the Fund pays State Street Bank a monthly administration fee. The sub-administration fee paid by the Fund to State Street Bank is computed on the basis of the net assets in the Fund at an annual rate equal to .030% of the first $200 million in assets, .020% of the next $200 million, and .010% of assets in excess of $400 million, with a minimum fee of $120,000. The aggregate fee paid by the Fund and the other funds advised by the Investment Manager to State Street Bank is computed by multiplying the total number of funds by each break point in the above schedule in order to determine the aggregate break points to be used in calculating the total fee paid by the Cohen & Steers family of funds (i.e., six funds at $200 million or $1.2 billion at .030%, etc.). The Fund is then responsible for its pro rata amount of the aggregate administration fee. State Street Bank also serves as the Fund's custodian and EquiServe Trust Company, NA has been retained to serve as the Fund's transfer agent, dividend disbursing agent and registrar. See 'Custodian, Transfer Agent, Dividend Disbursing Agent and Registrar.'

                          DIVIDENDS AND DISTRIBUTIONS

LEVEL RATE DIVIDEND POLICY

    Subject to the determination of the Board of Directors to implement a Managed Dividend Policy, as discussed below, commencing with the Fund's first dividend, the Fund intends to make regular monthly cash distributions to Common Shareholders at a level rate based on the projected performance of the Fund, which rate is a fixed dollar amount that may be adjusted from time to time. Distributions can only be made from net investment income after paying accrued dividends on Fund Preferred Shares, if any, and interest and required principal payments on Borrowings, if any, as well as making any required payments on any interest rate transactions. The Fund's ability to maintain a Level Rate Dividend Policy will depend on a number of factors, including the stability of income received from its investments and dividends payable on Fund Preferred Shares, if any, and interest and required principal payments on Borrowings, if any. Over time, all the net investment income of the Fund will be distributed. At least annually, the Fund intends to distribute all of its net capital gain and ordinary taxable income after paying any accrued dividends on, or redeeming or liquidating, any Fund Preferred Shares, if any, or making interest and required principal payments on Borrowings, if any. Initial distributions to Common Shareholders are expected to be declared approximately 45 days, and paid approximately 60 to 75 days, from the commencement of this offering, depending upon market conditions. The net income of the Fund consists of all interest income accrued on portfolio assets less all expenses of the Fund. Expenses of the Fund are accrued each day. In addition, the Fund currently expects that a portion of its distributions will consist of amounts derived from the non-taxable components of the distributions received by the Fund and its portfolio investments. To permit the Fund to maintain a more stable monthly distribution, the Fund will initially distribute less than the entire amount of net investment income earned in a particular period. The undistributed net investment income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of net investment income actually earned by the Fund during the period. Undistributed net investment income will be added to the Fund's net asset value and, correspondingly, distributions from undistributed net investment income will be deducted from the Fund's net asset value. See 'Taxation.'

MANAGED DIVIDEND POLICY

    Following the commencement of this offering, the Fund intends to file an exemptive application with the Securities and Exchange Commission seeking an order under the 1940 Act facilitating the implementation of a Managed Dividend Policy. If, and when, the Fund receives the requested relief, the Fund may, subject to the determination of its Board of Directors, implement a Managed Dividend Policy. Under a Managed Dividend Policy, the Fund would intend to distribute a monthly fixed percentage of net asset value to Common Shareholders. As with the Level Dividend Rate Policy, distributions would be made only after paying dividends on Fund Preferred Shares, if any, and interest and required principal payments on Borrowings, if any. Under a Managed Dividend Policy, if, for any monthly distribution, net investment income and net realized capital gain were less than the amount of the distribution, the difference would be distributed from the Fund's assets. The Fund's final distribution for each calendar year would include any remaining net investment income and net realized capital gain undistributed during the year. Pursuant to the requirements of the 1940 Act and other applicable laws, a notice would accompany each monthly distribution with respect to the estimated source of the distribution made. In the event the Fund distributed in any calendar year amounts in excess of net investment income and net realized capital gain (such excess, the 'Excess'), such distribution would decrease the Fund's total assets and, therefore, have the likely effect of increasing the Fund's expense ratio. There is a risk that the Fund would not eventually realize capital gains in an amount corresponding to a distribution of the Excess. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action. There is no guarantee that the Fund will receive an exemptive order facilitating the implementation of a Managed Dividend Policy or, if received, that the Board of Directors will determine to implement a Managed Dividend Policy. The Board of Directors reserves the right to change the dividend policy from time to time.

DIVIDEND REINVESTMENT PLAN

    The Fund has a Dividend Reinvestment Plan (the 'Plan') commonly referred to as an 'opt-out' plan. Each shareholder will have all distributions of dividends and capital gains automatically reinvested in additional Common Shares by EquiServe Trust Company, NA as agent for shareholders pursuant to the Plan (the 'Plan Agent'), unless they elect to receive cash. The Plan

Agent will either (i) effect purchases of Common Shares under the Plan in the open market or (ii) distribute newly issued Common Shares of the Fund. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose Common Shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

    The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or makes a capital gain distribution, the Plan Agent will, as agent for the participants, either (i) receive the cash payment and use it to buy Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts or (ii) distribute newly issued Common Shares of the Fund on behalf of the participants. The Plan Agent will receive cash from the Fund with which to buy Common Shares in the open market if, on the determination date, the net asset value per share exceeds the market price per share plus estimated brokerage commissions on that date. The Plan Agent will receive the dividend or distribution in newly issued Common Shares of the Fund if, on the determination date, the market price per share plus estimated brokerage commissions equals or exceeds the net asset value per share of the Fund on that date. The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the net asset value or
(ii) 95% of the closing market price per share on the payment date.

    Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a distribution record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Common Shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a Common Share credited to such account. In the alternative, upon receipt of the participant's instructions, Common Shares will be sold and the proceeds sent to the participant less brokerage commissions and any applicable taxes.

    The Plan Agent maintains each shareholder's account in the Plan and furnishes confirmations of all acquisitions made for the participant as soon as practicable but no later than 60 days. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the participant. Proxy material relating to shareholders' meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

    In the case of shareholders, such as banks, brokers or nominees, which hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are participants in the Plan. Common Shares may be purchased through any of the underwriters, acting as broker or, after the completion of this offering, dealer.

    The Plan Agent's fees for the handling of reinvestment of dividends and other distributions will be paid by the Fund. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting dividends or capital gain distributions. See 'Taxation.'

    The automatic reinvestment of dividends and other distributions will not relieve participants of any income tax that may be payable or required to be withheld on such dividends or distributions.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days' written notice to all shareholders of the Fund. All correspondence concerning the Plan should be directed to the Plan Agent by telephone at 800-426-5523.

                              CLOSED-END STRUCTURE

    The Fund is a recently organized, non-diversified management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares, the mutual fund will redeem or buy back the shares at 'net asset value.' Mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund's investments. By comparison, closed-end funds are generally able to stay fully invested in securities that are consistent with their investment objectives, and also have greater flexibility to make certain types of investments, and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

    Shares of closed-end funds frequently trade at a discount to their net asset value. Because of this possibility and the recognition that any such discount may not be in the best interest of shareholders, the Fund's Board of Directors might consider from time to time engaging in open market repurchases, tender offers for shares at net asset value or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Fund's Board will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in shares trading at a price equal or close to net asset value per share. See 'Repurchase of Shares.' The Board of Directors might also consider converting the Fund to an open-end mutual fund, which would also require a vote of the shareholders of the Fund.

                     POSSIBLE CONVERSION TO OPEN-END STATUS

    The Fund may be converted to an open-end investment company at any time by a vote of the outstanding shares. See 'Certain Provisions of the Articles of Incorporation and By-Laws' for a discussion of voting requirements applicable to conversion of the Fund to an open-end investment company. If the Fund converted to an open-end investment company, it would be required to redeem all Fund Preferred Shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio) and the Fund's Common Shares would no longer be listed on the New York Stock Exchange. Conversion to open-end status could also require the Fund to modify certain investment restrictions and policies. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or permitted under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Directors may at any time propose conversion of the Fund to open-end status, depending upon its judgment regarding the advisability of such action in light of circumstances then prevailing.

                              REPURCHASE OF SHARES

    Shares of closed-end investment companies often trade at a discount to net asset value, and the Fund's shares may also trade at a discount to their net asset value, although it is possible that they may trade at a premium above net asset value. The market price of the Fund's shares will be determined by such factors as relative demand for and supply of shares in the market, the Fund's net asset value, general market and economic conditions and other factors beyond the control of the Fund. Although Common Shareholders will not have the right to redeem their shares, the Fund may take action to repurchase shares in the open market or make tender offers for its shares at net asset value. During the pendency of any tender offer, the Fund will publish how Common Shareholders may readily ascertain the net asset value. For more information see 'Repurchase of Shares' in the SAI. Repurchase of the Common Shares may have the effect of reducing any market discount to net asset value.

    There is no assurance that, if action is undertaken to repurchase or tender for shares, such action will result in the shares trading at a price which approximates their net asset value. Although share repurchases and tenders could have a favorable effect on the market price of the shares, you should be aware that the acquisition of shares by the Fund will decrease the total assets of the Fund and, therefore, have the effect of increasing the Fund's expense ratio and may adversely affect the ability of the Fund to achieve its investment objectives. To the extent the Fund may need to liquidate investments to fund repurchases of shares, this may result in portfolio turnover which will result in additional expenses being borne by the Fund. The Board of Directors currently considers the following factors to be relevant to a potential decision to repurchase shares: the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action on the Fund or its shareholders and market considerations. Any share repurchases or tender offers will be made in accordance with the requirements of the Securities Exchange Act of 1934 and the 1940 Act. See 'Taxation' for a description of the potential tax consequences of a share repurchase.

                                    TAXATION

    The following brief tax discussion assumes you are a U.S. shareholder and that you hold your shares as a capital asset. In the SAI we have provided more detailed information regarding the tax consequences of investing in the Fund. Dividends paid to you out of the Fund's current and accumulated earnings and profits will, except in the case of capital gain dividends described below, be taxable to you as ordinary income. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, designated as capital gain dividends are taxable to you as long-term capital gains, regardless of how long you have held your Fund shares. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits is treated as a non-taxable return of capital that reduces your tax basis in your Fund shares; any such distributions in excess of your basis are treated as gain from a sale of your shares. The tax treatment of your dividends and distributions will be the same regardless of whether they were paid to you in cash or reinvested in additional Fund shares.

    A distribution will be treated as paid to you on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid during January of the following year.

    Each year, we will notify you of the tax status of dividends and other distributions.

    If you sell your Fund shares, or have shares repurchased by the Fund, you may realize a capital gain or loss which will be long-term or short-term, depending generally on your holding period for the shares.

    We may be required to withhold U.S. federal income tax on all taxable distributions and redemption proceeds payable if you fail to provide us with your correct taxpayer identification number;

     fail to make required certifications; or

     have been notified by the Internal Revenue Service that you are subject to backup withholding.

    Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

    The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of the sum of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net tax-exempt interest, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income for the calendar year and 98% of its capital gain net income for the one-year period ending on October 31 of such calendar year, plus such amounts from previous years that were not distributed, then the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. Fund distributions also may be subject to state and local taxes. You should consult with your own tax adviser regarding the particular consequences of investing in the Fund.

                             DESCRIPTION OF SHARES

COMMON SHARES

    The Fund is authorized to issue 100,000,000 shares of Common Shares, $.001 par value. The Common Shares have no preemptive, conversion, exchange or redemption rights. Each share has equal voting, dividend, distribution and liquidation rights. The Common Shares outstanding are, and those offered hereby when issued, will be, fully paid and nonassessable. Common Shareholders are entitled to one vote per share. All voting rights for the election of Directors are noncumulative, which means that, assuming there are no Fund Preferred Shares outstanding, the holders of more than 50% of the Common Shares can elect 100% of the Directors then nominated for election if they choose to do so and, in such event, the holders of the remaining

Common Shares will not be able to elect any Directors. Whenever Fund Preferred Shares or borrowings are outstanding, holders of Common Shares will not be entitled to receive any distributions from the Fund unless all accrued dividends on the Fund Preferred Shares and interest and principal payments on borrowings have been paid, and unless the applicable asset coverage requirements under the 1940 Act would be satisfied after giving effect to the distribution. See 'Fund Preferred Shares' below. The Fund's Common Shares have been approved for listing
on the New York Stock Exchange upon notice of issuance under the symbol '    .'
Under the rules of the New York Stock Exchange applicable to listed companies, the Fund will be required to hold an annual meeting of shareholders in each year. The foregoing description and the descriptions below under 'Fund Preferred Shares' and 'Certain Provisions of the Articles of Incorporation and By-Laws' and above under 'Possible Conversion to Open-End Status' are subject to the provisions contained in the Fund's Articles of Incorporation and By-Laws.

    As of the date of this prospectus, Cohen & Steers Capital Management, Inc. owned of record and beneficially 7,000 shares of the Fund's Common Shares, constituting 100% of the outstanding shares of the Fund, and thus, until the public offering of the shares is completed, will control the Fund.

FUND PREFERRED SHARES

    The Fund's Articles of Incorporation authorize the Board of Directors, without approval of the Common Stockholders, to classify any unissued shares of the Fund's common stock into preferred shares, par value $.001 per share, in one or more classes or series, with rights as determined by the Board of Directors.

    The Fund's Board of Directors has indicated its intention to authorize an offering of Fund Preferred Shares (representing approximately 35% of the Fund's capital immediately after the time the Fund Preferred Shares are issued) approximately one to three months after completion of the offering of Common Shares. Any such decision is subject to market conditions, the Fund's receipt of a AAA/Aaa credit rating on the Fund Preferred Shares and to the Board's continuing belief that leveraging the Fund's capital structure through the issuance of Fund Preferred Shares is likely to achieve the benefits to the Common Shareholders described in this prospectus. The Board of Directors has indicated that the preference on distribution, liquidation preference, and redemption provisions of the Fund Preferred Shares will likely be as stated below.

    Limited Issuance of Fund Preferred Shares. Under the 1940 Act, the Fund could issue Fund Preferred Shares with an aggregate liquidation value of up to one-half of the value of the Fund's total assets less liabilities other than borrowings, measured immediately after issuance of the Fund Preferred Shares. 'Liquidation value' means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the Fund Preferred Shares is less than one-half of the value of the Fund's total assets less liabilities other than borrowings (determined after deducting the amount of such dividend or distribution) immediately after the distribution. If the Fund sells all the Common Shares and Fund Preferred Shares discussed in this prospectus, the liquidation value of the Fund Preferred Shares is expected to be approximately 35% of the value of the Fund's total assets less liabilities other than borrowings. The Fund intends to purchase or redeem Fund Preferred Shares, if necessary, to keep that fraction below one-half.

    Distribution Preference. The Fund Preferred Shares will have complete priority over the Common Shares.

    Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of Fund Preferred Shares will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to holders of Common Shares.

    Voting Rights. Fund Preferred Shares are required to be voting shares and to have equal voting rights with Common Shares. Except as otherwise indicated in this Prospectus or the SAI and except as otherwise required by applicable law, holders of Fund Preferred Shares will vote together with Common Shareholders as a single class.

    Holders of Fund Preferred Shares, voting as a separate class, will be entitled to elect two of the Fund's Directors. The remaining Directors will be elected by Common Shareholders and holders of Fund Preferred Shares, voting together as a single class. In the unlikely event that two full years of accrued dividends are unpaid on the Fund Preferred Shares, the holders of all outstanding Fund Preferred Shares, voting as a separate class, will be entitled to elect a majority of the Fund's Directors until all dividends in arrears have been paid or declared and set apart for payment. In order for the Fund to take certain actions or enter into certain transactions, a separate class vote of holders of Fund Preferred Shares will be required, in addition to the combined single class vote of the holders of Fund Preferred Shares and Common Shares.

    Redemption, Purchase and Sale of Fund Preferred Shares. The terms of the Fund Preferred Shares may provide that they are redeemable at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends. The terms may also state that the Fund may tender for or purchase Fund Preferred Shares and resell any shares so tendered. Any redemption or purchase of Fund Preferred Shares by the Fund will reduce the leverage applicable to Common Shares, while any resale of shares by the Fund will increase such leverage. See 'Use of Leverage.'

    The discussion above describes the Board of Directors' present intention with respect to a possible offering of Fund Preferred Shares. If the Board of Directors determines to authorize such an offering, the terms of the Fund Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Articles of Incorporation.

        CERTAIN PROVISIONS OF THE ARTICLES OF INCORPORATION AND BY-LAWS

    The Fund has provisions in its Articles of Incorporation and By-Laws that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. Commencing with the first annual meeting of shareholders, the Board of Directors will be divided into three classes, having initial terms of one, two and three years, respectively. At the annual meeting of shareholders in each year thereafter, the term of one class will expire and directors will be elected to serve in that class for terms of three years. This provision could delay for up to two years the replacement of a majority of the Board of Directors. A director may be removed from office only for cause and only by a vote of the holders of at least 75% of the outstanding shares of the Fund entitled to vote on the matter.

    The affirmative vote of at least 75% of the entire Board of Directors is required to authorize the conversion of the Fund from a closed-end to an open-end investment company. Such conversion also requires the affirmative vote of the holders of at least 75% of the votes entitled to be cast thereon by the shareholders of the Fund unless it is approved by a vote of at least 75% of the Continuing Directors (as defined below), in which event such conversion requires the approval of the holders of a majority of the votes entitled to be cast thereon by the shareholders of the Fund. A 'Continuing Director' is any member of the Board of Directors of the Fund who (i) is not a person or affiliate of a person who enters or proposes to enter into a Business Combination (as defined below) with the Fund (an 'Interested Party') and (ii) who has been a member of the Board of Directors of the Fund for a period of at least 12 months, or has been a member of the Board of Directors since the Fund's initial public offering of Common Shares, or is a successor of a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors of the Fund. The affirmative vote of at least 75% of the votes entitled to be cast thereon by shareholders of the Fund will be required to amend the Articles of Incorporation to change any of the provisions in this paragraph and the preceding paragraph.

    The affirmative votes of at least 75% of the entire Board of Directors and the holders of at least (i) 80% of the votes entitled to be cast thereon by the shareholders of the Fund and (ii) in the case of a Business Combination (as defined below), 66 2/3% of the votes entitled to be cast thereon by the shareholders of the Fund other than votes held by an Interested Party who is (or whose affiliate is) a party to a Business Combination (as defined below) or an affiliate or associate of the Interested Party, are required to authorize any of the following transactions:

        (i) merger, consolidation or statutory share exchange of the Fund with or into any other entity;

        (ii) issuance or transfer by the Fund (in one or a series of transactions in any 12-month period) of any securities of the Fund to any person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding (a) issuances or transfers of debt securities of the Fund,
    (b) sales of securities of the Fund in connection with a public offering,
    (c) issuances of securities of the Fund pursuant to a dividend reinvestment plan adopted by the Fund, (d) issuances of securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund and
    (e) portfolio transactions effected by the Fund in the ordinary course of business;

        (iii) sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12 month period) to or with any person or entity of any assets of the Fund having an aggregate fair market value of $1,000,000 or more except for portfolio transactions (including pledges of portfolio securities in connection with borrowings) effected by the Fund in the ordinary course of its business (transactions within clauses (i), (ii) and (iii) above being known individually as a 'Business Combination');

        (iv) any voluntary liquidation or dissolution of the Fund or an amendment to the Fund's Articles of Incorporation to terminate the Fund's existence; or

        (v) any shareholder proposal as to specific investment decisions made or to be made with respect to the Fund's assets as to which shareholder approval is required under federal or Maryland law.

    However, the shareholder vote described above will not be required with respect to the foregoing transactions (other than those set forth in (v) above) if they are approved by a vote of at least 75% of the Continuing Directors (as defined above). In that case, if Maryland law requires shareholder approval, the affirmative vote of a majority of votes entitled to be cast thereon shall be required and if Maryland law does not require shareholder approval, no shareholder approval will be required. The Fund's By-Laws contain provisions the effect of which is to prevent matters, including nominations of directors, from being considered at a shareholders' meeting where the Fund has not received notice of the matters generally at least 90 but no more than 120 days prior to the first anniversary of the preceding year's annual meeting.

    The Board of Directors has determined that the foregoing voting requirements, which are generally greater than the minimum requirements under Maryland law and the 1940 Act, are in the best interest of the Fund's shareholders generally.

    Reference is made to the Articles of Incorporation and By-Laws of the Fund, on file with the Commission, for the full text of these provisions. These provisions could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. On the other hand, these provisions may require persons seeking control of a Fund to negotiate with its management regarding the price to be paid for the shares required to obtain such control, they promote continuity and stability and they enhance the Fund's ability to pursue long-term strategies that are consistent with its investment objectives.

                                  UNDERWRITING

    Subject to the terms and conditions stated in the underwriting agreement
dated          , 2002, each underwriter named below has severally agreed to purchase, and the Fund has agreed to sell to such underwriter, the number of Common Shares set forth opposite the name of such underwriter.

                                                                NUMBER OF
                   UNDERWRITER                                COMMON SHARES
                   -----------                                -------------









                                                                 ------
           Total............................................
                                                                 ------
                                                                 ------

    The underwriting agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions. The underwriters are obligated to purchase all the Common Shares sold under the purchase agreement if any of the Common Shares are purchased. In the underwriting agreement, the Fund and the Investment Manager have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, or to contribute payments the underwriters may be required to make for any of those liabilities.

    The underwriters propose to initially offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Common Shares to certain dealers at the
public offering price less a concession not in excess of $   per share. The
sales load investors in the Fund will pay of $.675 per share is equal to 4.5% of the initial offering price. The underwriters may allow, and the dealers may
reallow, a discount not in excess of $   per share on sales to other dealers.
After the initial public offering, the public offering price, concession and discount may be changed.

    The following table shows the public offering price, sales load and proceeds before expenses to the Fund. The information assumes either no exercise or full exercise by the underwriters of their overallotment option.

                                                   PER SHARE   WITHOUT OPTION   WITH OPTION
                                                   ---------   --------------   -----------
Public offering price............................    $15.00         $               $
Sales load.......................................     $.675         $               $
Estimated offering expenses......................      $.03         $               $
Proceeds to the Fund.............................   $14.295         $               $

    The expenses of the offering are estimated at           and are payable by
the Fund. The Investment Manager has agreed to pay (i) all organizational expenses and (ii) offering costs of the Fund (other than sales load) that exceed $.03 per share of the Fund's Common Shares.

    The Fund has granted the underwriters an option to purchase up to additional Common Shares at the public offering price, less the sales load, within 45 days from the date of this prospectus solely to cover any overallotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the purchase agreement, to purchase a number of additional shares proportionate to that underwriter's initial amount reflected in the above table.

    Until the distribution of the Common Shares is complete, SEC rules may limit underwriters and selling group members from bidding for and purchasing our Common Shares. However, the representatives may engage in transactions that stabilize the price of our Common Shares, such as bids or purchases to peg, fix or maintain that price.

    If the underwriters create a short position in our Common Shares in connection with the offering, i.e., if they sell more Common Shares than are listed on the cover of this prospectus, the representatives may reduce that short position by purchasing Common Shares in the open market. The representatives may also elect to reduce any short position by exercising all or part of the overallotment option described above. Purchases of our Common Shares to stabilize its price or to reduce a short position may cause the price of our Common Shares to be higher than it might be in the absence of such purchases.

    Neither we nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transaction described above may have on the price of our Common Shares. In addition, neither we nor any of the underwriters makes any representation that the representatives will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

    The Fund has agreed not to offer or sell any additional Common Shares for a period of 180 days after the date of the underwriting agreement without the prior written consent of the underwriters, except for the sale of the Common Shares to the underwriters pursuant to the underwriting agreement.

    The Fund anticipates that the underwriters may from time to time act as brokers or dealers in executing the Fund's portfolio transactions after they have ceased to be underwriters. The underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with the Fund.

    The common shares will be sold to ensure that New York Stock Exchange distribution standards (round lots, public shares and aggregate market value) will be met.

       CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

    State Street Bank and Trust Company, whose principal business address is 225 Franklin Street, Boston, MA 02110, has been retained to act as custodian of the Fund's investments and EquiServe Trust Company, NA, whose principal business address is 150 Royall Street, Canton, MA 02021 to serve as the Fund's transfer and dividend disbursing agent and registrar. Neither State Street Bank nor EquiServe Trust Company, NA has any part in deciding the Fund's investment policies or which securities are to be purchased or sold for the Fund's portfolio.

                            REPORTS TO SHAREHOLDERS

    The Fund will send unaudited semi-annual and audited annual reports to its shareholders, including a list of investments held.

                             VALIDITY OF THE SHARES

    The validity of the shares offered hereby is being passed on for the Fund by Simpson Thacher & Bartlett, New York, New York, and certain other legal matters
will be passed on for the underwriters by                             . Venable,
Baetjer and Howard, LLP will opine on certain matters pertaining to Maryland
law. Simpson Thacher & Bartlett and                                   may rely
as to certain matters of Maryland law on the opinion of Venable, Baetjer and Howard, LLP.

          TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Investment Objectives and Policies..........................    3
Use of Leverage.............................................    4
Investment Restrictions.....................................    7
Management of the Fund......................................    9
Compensation of Directors and Certain Officers..............   11
Investment Advisory and Other Services......................   12
Portfolio Transactions and Brokerage........................   14
Determination of Net Asset Value............................   15
Repurchase of Shares........................................   15
Taxation....................................................   17
Performance Information.....................................   21
Counsel and Independent Accountants.........................   23
Additional Information......................................   23
Statement of Assets and Liabilities.........................   24
Report of Independent Accountants...........................   26
Ratings of Investments (Appendix A).........................  A-1

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                             SHARES
                            COHEN & STEERS DIVIDEND
                          ADVANTAGE REALTY FUND, INC.
                                 COMMON SHARES
                                $15.00 PER SHARE

                                     [LOGO]

                                 COMMON SHARES

                              -------------------

                                   PROSPECTUS

                              -------------------




                               SEPTEMBER   , 2002


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                SUBJECT TO COMPLETION, DATED SEPTEMBER   , 2002

    THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION ('STATEMENT OF ADDITIONAL INFORMATION') IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                                     [Logo]



                                757 THIRD AVENUE
                            NEW YORK, NEW YORK 10017
                                 (800) 437-9912

--------------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION

                               September   , 2002



THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, BUT SHOULD BE READ
 IN CONJUNCTION WITH THE PROSPECTUS OF COHEN & STEERS DIVIDEND ADVANTAGE REALTY
   FUND, INC., DATED AUGUST   , 2002, AS SUPPLEMENTED FROM TIME TO TIME (THE
   'PROSPECTUS'). THIS STATEMENT OF ADDITIONAL INFORMATION IS INCORPORATED BY REFERENCE IN ITS ENTIRETY INTO THE PROSPECTUS. COPIES OF THE STATEMENT OF
ADDITIONAL INFORMATION AND PROSPECTUS MAY BE OBTAINED FREE OF CHARGE BY WRITING
              OR CALLING THE ADDRESS OR PHONE NUMBER SHOWN ABOVE.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Investment Objectives and Policies..........................    3
Use of Leverage.............................................    4
Investment Restrictions.....................................    7
Management of the Fund......................................    9
Compensation of Directors and Certain Officers..............   11
Investment Advisory and Other Services......................   12
Portfolio Transactions and Brokerage........................   14
Determination of Net Asset Value............................   15
Repurchase of Shares........................................   15
Taxation....................................................   17
Performance Information.....................................   21
Counsel and Independent Accountants.........................   23
Additional Information......................................   23
Statement of Assets and Liabilities.........................   24
Report of Independent Accountants...........................   26
Ratings of Investments (Appendix A).........................  A-1

                      STATEMENT OF ADDITIONAL INFORMATION

    Cohen & Steers Dividend Advantage Realty Fund, Inc. (the 'Fund') is a recently organized, non-diversified, closed-end management investment company organized as a Maryland corporation on April 11, 2002. Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectus. Defined terms used herein have the same meanings as in the Prospectus. No investment in the shares of the Fund should be made without first reading the Prospectus.

                       INVESTMENT OBJECTIVES AND POLICIES
               ADDITIONAL INFORMATION REGARDING FUND INVESTMENTS

    The following descriptions supplement the descriptions of the principal investment objectives, strategies and risks as set forth in the Prospectus. Except as otherwise provided, the Fund's investment policies are not fundamental and may be changed by the Board of Directors of the Fund without the approval of the shareholders; however, the Fund will not change its non-fundamental investment policies without written notice to shareholders.

INVESTMENTS IN REAL ESTATE COMPANIES AND REAL ESTATE INVESTMENT TRUSTS

    It is our fundamental policy to concentrate our investments in the U.S. real estate market and not in any other industry. Under normal market conditions, we will invest at least 90% of our total assets in common stocks, preferred stocks and other equity securities issued by real estate companies, such as real estate investment trusts ('REITs').

REAL ESTATE COMPANIES

    For purposes of our investment policies, a real estate company is one that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate; or has at least 50% of its assets in such real estate.

REAL ESTATE INVESTMENT TRUSTS

    A REIT is a company dedicated to owning, and usually operating, income producing real estate, or to financing real estate. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An Equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A Mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A Mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A Hybrid REIT combines the characteristics of both Equity REITs and Mortgage REITs. It is anticipated, although not required, that under normal market conditions at least 90% of the Fund's investments in REITs will consist of securities issued by Equity REITs. At least 80% of our total assets will be invested in income producing equity securities of REITs.

PREFERRED STOCKS

    Preferred stocks pay fixed or floating dividends to investors, and have a 'preference' over common stock in the payment of dividends and the liquidation of a company's assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. Preferred stockholders usually have no right to vote for corporate directors or on other matters. Under current market conditions, the Investment Manager expects to invest approximately 65% of our total assets in common shares of real estate companies and approximately 35% in preferred shares of REITs. The actual percentage of common and preferred stocks in our investment portfolio may vary over time based on the Investment Manager's assessment of market conditions.

LOWER-RATED SECURITIES

    Securities rated non-investment grade (lower than Baa by Moody's Investors Service Inc. ('Moody's') or lower than BBB by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ('S&P')), are sometimes referred to as 'high yield' or 'junk' bonds. We may only invest in securities rated CCC or higher by S&P, or rated Caa or higher by Moody's, or equivalent unrated securities. The issuers of these securities have a currently identifiable vulnerability to default and the issues may be in default or there may be present elements of danger with respect to principal or interest. We may invest no more than 25% of our total assets in preferred stock or debt securities rated below investment grade or unrated securities of comparable quality. This is a fundamental investment policy. We will not invest in securities which are in default at the time of purchase. For a description of bond ratings, see Appendix A.

ILLIQUID SECURITIES

    A security is illiquid if, for legal or market reasons, it cannot be promptly sold (i.e., within seven days) at a price which approximates its fair value. Although substantially all of the equity securities of real estate companies in which we intend to invest are traded on a national securities exchange or in the over-the-counter market, there are no limitations on our ability to invest in illiquid securities.

CASH RESERVES

    The Fund's cash reserves, held to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs, will be invested in money market instruments.

    Money market instruments in which the Fund may invest its cash reserves will generally consist of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and such obligations which are subject to repurchase agreements. Repurchase agreements may be entered into with member banks of the Federal Reserve System or 'primary dealers' (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Other acceptable money market instruments include commercial paper rated by any nationally recognized rating agency, such as Moody's or S&P, certificates of deposit, bankers' acceptances issued by domestic banks having total assets in excess of one billion dollars, and money market mutual funds.

    In entering into a repurchase agreement for the Fund, the Investment Manager will evaluate and monitor the creditworthiness of the vendor. In the event that a vendor should default on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral.

                                USE OF LEVERAGE

    Subject to market conditions and the Fund's receipt of AAA/Aaa credit rating on the Fund Preferred Shares, approximately one to three months after the completion of the offering of the Common Shares, the Fund intends to offer Fund Preferred Shares representing approximately 35% of the Fund's capital immediately after their issuance. The issuance of Fund Preferred Shares will leverage the Common Shares. As an alternative to the Fund Preferred Shares, the Fund may leverage through borrowings. Any borrowings will have seniority over the Common Shares.

    Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after the issuance the value of the Fund's total assets is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the Fund's total assets less liabilities other than borrowing). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's total assets less liabilities other than borrowing is at least 200% of such liquidation value. If Fund Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Fund Preferred Shares from time to time to the extent necessary in order to maintain coverage of any Fund Preferred Shares of at least 200%. If the Fund has Fund Preferred Shares outstanding, two of the Fund's Directors will be elected by the holders of Fund Preferred Shares, voting separately as a class. The remaining Directors of the Fund will be elected by holders of Common Shares and Fund Preferred Shares voting together as a single class. In the event the Fund failed to pay dividends on Fund Preferred Shares for two years, Fund Preferred Shareholders would be entitled to elect a majority of the Directors of the Fund. The failure to pay dividends or make distributions could result in the Fund ceasing to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the 'Code'), which could have a material adverse effect on the value of the Common Shares. See 'Description of Shares -- Fund Preferred Shares' in the Prospectus.

    Under the 1940 Act, the Fund generally is not permitted to borrow unless immediately after the borrowing the value of the Fund's total assets less liabilities other than the borrowing is at least 300% of the principal amount of such borrowing (i.e., such principal amount may not exceed 33 1/3% of the Fund's total assets less liabilities other than borrowing). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's total assets, less liabilities other than the borrowings, is at least 300% of such principal amount. If the Fund borrows, the Fund intends, to the extent possible, to prepay all or a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle the debt holders to elect a majority of the board of directors.

    The Fund may be subject to certain restrictions imposed by either guidelines of one or more rating agencies which may issue ratings for Fund Preferred Shares or, if the Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Investment Manager from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies. In addition to other considerations, to the extent that the Fund believes that the covenants and guidelines required by the rating agencies would impede its ability to meet its investment objectives, or if the Fund is unable to obtain the rating on the Fund Preferred Shares (expected to be AAA/Aaa), the Fund will not issue the Fund Preferred Shares.

    During the time in which the Fund is utilizing leverage, the fees paid to the Investment Manager for investment advisory and management services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund's managed assets. Only the Fund's Common Shareholders bear the cost of the Fund's fees and expenses.

    The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

LEVERAGE RISK

    Utilization of leverage is a speculative investment technique and involves certain risks to the holders of Common Shares. These include the possibility of higher volatility of the net asset value of the Common Shares and potentially more volatility in the market value of the Common Shares. So long as the Fund is able to realize a higher net return on its investment portfolio than the then current cost of any leverage together with other related expenses, the effect of the leverage will be to cause holders of Common Shares to realize a higher current net investment income than if the Fund were not so leveraged. On the other hand, to the extent that the then current cost of any leverage, together with other related expenses, approaches the net return on the Fund's investment portfolio, the benefit of leverage to holders of Common Shares will be reduced, and if the then current cost of any leverage were to exceed the net return on the Fund's portfolio, the Fund's leveraged capital structure would result in a lower rate of return to Common Shareholders than if the Fund were not so leveraged.

    Any decline in the net asset value of the Fund's investments will be borne entirely by Common Shareholders. Therefore, if the market value of the Fund's portfolio declines, the leverage will result in a greater decrease in net asset value to Common Shareholders than if the Fund were not leveraged. Such greater net asset value decrease will also tend to cause a greater decline in the market price for the Common Shares. To the extent that the Fund is required or elects to redeem any Fund Preferred Shares or prepay any borrowings, the Fund may need to liquidate investments to fund such redemptions or prepayments. Liquidation at times of adverse economic conditions may result in capital loss and reduce returns to Common Shareholders.

    In addition, such redemption or prepayment likely would result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Early termination of the swap could result in a termination payment by or to the Fund. Early termination of a cap could result in a termination payment to the Fund.

    Unless and until the borrowings for leverage or Fund Preferred Shares are issued, the Common Shares will not be leveraged and the disclosure regarding these strategies will not apply.

INTEREST RATE TRANSACTIONS

    In order to reduce the interest rate risk inherent in our underlying investments and capital structure, we may enter into interest rate swap or cap transactions. Interest rate swaps involve the Fund's agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on the Fund Preferred Shares or any variable rate borrowing. The payment obligation would be based on the notional amount of the swap. We may use an interest rate cap, which would require us to pay a premium to the cap counterparty and would entitle us, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. We would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on the performance of the Fund's Common Shares as a result of leverage.

    The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, our use of interest rate swaps or caps could enhance or harm the overall performance on the Fund's Common Shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the Common Shares. In addition, if short-term interest rates are lower than our rate of payment on the interest rate swap, this will reduce the performance of the Fund's Common Shares. If, on the other hand, short-term interest rates are higher than our rate of payment on the interest rate swap, this will enhance the performance of the Fund's Common Shares. Buying interest rate caps could enhance the performance of the Fund's Common Shares by providing a ceiling on leverage expenses. Buying interest rate caps could also decrease the net income of the Fund's Common Shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement. The Fund has no current intention of selling an interest rate swap or cap. We would not enter into interest rate swap or cap transactions in an aggregate notional amount that exceeds the outstanding amount of the Fund's leverage.

    Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counter-party defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend payments on the Fund Preferred Shares or rate of interest on borrowings. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such default could negatively impact the performance of the Fund's Common Shares. Although this will not guarantee that the counter-party does not default, the Fund will not enter into an interest rate swap or cap transaction with any counter-party that the Investment Manager believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, the Investment Manager will continually monitor the financial stability of a counter-party to an interest rate swap or cap transaction in an effort to proactively protect the Fund's investments. In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund's Common Shares. The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

    The Fund may choose or be required to redeem some or all of the Fund Preferred Shares or prepay any borrowings. This redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund.

                            INVESTMENT RESTRICTIONS

    The investment objectives and the general investment policies and investment techniques of the Fund are described in the Prospectus. The Fund has also adopted certain investment restrictions limiting the following activities except as specifically authorized:

    The Fund may not:

         1. Issue senior securities (including borrowing money for other than temporary purposes) except in conformity with the limits set forth in the 1940 Act; or pledge its assets other than to secure such issuances or borrowings or in connection with permitted investment strategies; notwithstanding the foregoing, the Fund may borrow up to an additional 5% of its total assets for temporary purposes;

         2. Act as an underwriter of securities issued by other persons, except insofar as the Fund may be deemed an underwriter in connection with the disposition of securities;

         3. Purchase or sell real estate, mortgages on real estate or commodities, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including REITs, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund's ownership of such securities;

         4. Purchase or sell commodities or commodity futures contracts, except that the Fund may invest in financial futures contracts, options thereon and such similar instruments;

         5. Make loans to other persons except through the lending of securities held by it (but not to exceed a value of one-third of total assets), through the use of repurchase agreements, and by the purchase of debt securities;

         6. Purchase preferred stock and debt securities rated below investment grade and unrated securities of comparable quality, if, as a result, more than 25% of the Fund's total assets would then be invested in such securities;

         7. Acquire or retain securities of any investment company, except that the Fund may (a) acquire securities of investment companies up to the limits permitted by Section 12(d)(1) of the 1940 Act, and (b) acquire securities of any investment company as part of a merger, consolidation or similar transaction;

         8. Invest in puts, calls, straddles, spreads or any combination thereof;

         9. Enter into short sales;

        10. Invest in the securities of a non-U.S. issuer;

        11. Invest in oil, gas or other mineral exploration programs, development programs or leases, except that the Fund may purchase securities of companies engaging in whole or in part in such activities;

        12. Pledge, mortgage or hypothecate its assets except in connection with permitted borrowings; or

        13. Purchase securities on margin, except short-term credits as are necessary for the purchase and sale of securities.

    The investment restrictions numbered 1 through 7 in this Statement of Additional Information have been adopted as fundamental policies of the Fund. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined under the 1940 Act. 'Majority of the outstanding voting securities' means the lesser of (1) 67% or more of the shares present at a meeting of shareholders of the Fund, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund. Investment restrictions numbered 8 through 13 above are non-fundamental and may be changed at any time by vote of a majority of the Board of Directors.

                             MANAGEMENT OF THE FUND

    The business and affairs of the Fund are managed under the direction of the Board of Directors. The Directors approve all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its Investment Manager, administrator, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers, the Investment Manager and the Fund's administrator, subject always to the investment objectives and policies of the Fund and to the general
supervision of the Directors. As of September   , 2002, the Directors and
officers as a group beneficially owned, directly or indirectly, less than 1% of the outstanding shares of the Fund.

    Basic information about the identity and experience of each Director and officer is set forth in the charts below. Each such Director and officer is also a director or officer of Cohen & Steers Advantage Income Realty Fund, Inc., Cohen & Steers Quality Income Realty Fund, Inc., Cohen & Steers Premium Income Realty Fund, Inc. and Cohen & Steers Total Return Realty Fund, Inc., which are closed-end investment companies advised by the Investment Manager, and Cohen & Steers Equity Income Fund, Inc., Cohen & Steers Institutional Realty Shares, Inc., Cohen & Steers Realty Shares, Inc. and Cohen & Steers Special Equity Fund, Inc., which are open-end investment companies advised by the Investment Manager. The directors identified below as 'Interested Directors' are each an 'interested person' of the Fund, as such term is defined in the 1940 Act, by virtue of such person's affiliation with the Fund or the Investment Manager.

    The Directors of the Fund, their addresses, their ages, the length of time served, their principal occupations for at least the past five years, the number of portfolios they oversee within the Fund complex, and other directorships held by the Director are set forth below.

                                                                                  NUMBER OF
                                                                                 FUNDS WITHIN
                                                                 PRINCIPAL           FUND
                                                                OCCUPATION         COMPLEX
                                                                DURING PAST      OVERSEEN BY
                                                                  5 YEARS          DIRECTOR
                             POSITION HELD       TERM OF     (INCLUDING OTHER     (INCLUDING    LENGTH OF
  NAME, ADDRESS AND AGE        WITH FUND         OFFICE     DIRECTORSHIPS HELD)   THE FUND)    TIME SERVED
  ---------------------        ---------         ------     -------------------   ---------    -----------
INTERESTED DIRECTORS
Robert H. Steers ........  Director, Chairman  Until Next   Chairman of Cohen &      9         Since
757 Third Avenue           of the Board, and   Election of  Steers Capital                     Inception
New York, New York             Secretary       Directors    Management, Inc.,
Age: 49                                                     the Fund's
                                                            Investment Manager.
Martin Cohen ............      Director,       Until Next   President of Cohen       9         Since
757 Third Avenue             President and     Election of  & Steers Capital                   Inception
New York, New York             Treasurer       Directors    Management, Inc.,
Age: 53                                                     the Fund's
                                                            Investment Manager.

DISINTERESTED DIRECTORS

    The officers of the Fund, their addresses, their ages, and their principal occupations for at least the past five years are set forth below.

                                    POSITION(S)
                                     HELD WITH
    NAME, ADDRESS AND AGE              FUND          PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
    ---------------------              ----          -------------------------------------------

Greg E. Brooks...............   Vice President       Senior Vice President of Cohen & Steers
757 Third Avenue                                       Capital Management, Inc., the Fund's
New York, New York                                     Investment Manager, since 2002 and a
Age: 36                                                Vice President of the Fund's Investment
                                                       Manager since 2000. Prior thereto, he was
                                                       an investment analyst with another real
                                                       estate securities investment manager.


                                                  (table continued on next page)

(table continued from previous page)

                                    POSITION(S)
                                     HELD WITH
    NAME, ADDRESS AND AGE              FUND          PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
    ---------------------              ----          -------------------------------------------
Adam M. Derechin .............  Vice President and   Senior Vice President of Cohen & Steers
757 Third Avenue                Assistant Treasurer    Capital Management, Inc., the Fund's
New York, New York                                     Investment Manager, since 1998 and prior
Age: 38                                                to that Vice President of the Fund's
                                                       Investment Manager.

Lawrence B. Stoller ..........  Assistant Secretary  Senior Vice President and General Counsel
757 Third Avenue                                       of Cohen & Steers Capital Management,
New York, New York                                     Inc., the Fund's Investment Manager,
Age: 38                                                since 1999. Prior to that, Associate
                                                       General Counsel, Neuberger Berman
                                                       Management, Inc. (money manager); and
                                                       Assistant General Counsel, The Dreyfus
                                                       Corporation (money manager).

    The following table provides information concerning the dollar range of the Fund's equity securities owned by each Director and the aggregate dollar range of securities owned in the Cohen & Steers Fund Complex is set forth below.

                                                                                   AGGREGATE DOLLAR
                                                                                   RANGE OF EQUITY
                                                            DOLLAR RANGE OF       SECURITIES IN THE
                                                          EQUITY SECURITIES IN   COHEN & STEERS FUND
                                                             THE FUND AS OF         COMPLEX AS OF
                                                            SEPTEMBER , 2002       SEPTEMBER , 2002
                                                            ----------------       ----------------
Robert H. Steers........................................     over $100,000          over $100,000
Martin Cohen............................................     over $100,000          over $100,000

    Conflicts of Interest. No Director who is not an 'interested person' of the Fund as defined in the 1940 Act, and no immediate family members, owns any securities issued by the Investment Manager, or any person or entity (other than the Fund) directly or indirectly controlling, controlled by, or under common control with the Investment Manager.

BOARD'S ROLE IN FUND GOVERNANCE

    Committees. The Fund's Board of Directors has one standing committee of the Board, the Audit Committee, which is composed of all of the Directors who are not interested persons of the Fund, as defined in the 1940 Act. The function of the Audit Committee is to assist the Board of Directors in its oversight of the Fund's financial reporting process.

    Approval of Investment Management Agreement. The Board of Directors, including a majority of the Directors who are not parties to the Fund's Investment Management Agreement, or interested persons of any such party ('Disinterested Directors') has the responsibility under the 1940 Act to approve the Fund's Investment Management Agreement for its initial term and annually thereafter at a meeting called for the purpose of voting on such matter. The Investment Management Agreement was approved for an initial two-year term by the Fund's Directors, including a majority of the Disinterested Directors, at a
meeting held on      , 2002. In determining to approve the Investment Management
Agreement, the Directors reviewed the materials provided by the Investment Manager and considered the following: (1) the level of the management fees and estimated expense ratio of the Fund as compared to competitive Funds of a comparable size; (2) the nature and quality of the services rendered by the Investment Manager; (3) anticipated benefits derived by the Investment Manager from the relationship with the Fund; (4) the costs of providing services to the Fund; and (5) the anticipated profitability of the Fund to the Investment Manager. The Directors considered the fact that the Investment Manager agreed to
waive a portion of its investment management fee in the amount of   % of the
Fund's average
daily managed assets for the first 5 years of the Fund's operations, and then declining amounts in years 6 through 10. The Directors took note of the fact that the Fund's net investment management fee for the initial term of the contract was projected to compare favorably to the average investment management fee charged to competitive funds of a comparable size. They also considered the fact that the Investment Manager agreed to pay all organizational expenses and offering costs, other than the sales load, that exceeded $.03 per share in connection with the Fund's common stock offering. The Directors then took into consideration the benefits to be derived by the Investment Manager in connection with the Investment Management Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, that the Investment Manager would be eligible to receive by allocating the Fund's brokerage transactions.

                 COMPENSATION OF DIRECTORS AND CERTAIN OFFICERS

    The following table sets forth estimated information regarding compensation expected to be paid to Directors by the Fund for the current fiscal year ending December 31, 2002 and the aggregate compensation paid by the fund complex of which the Fund is a part for the fiscal year ended December 31, 2001. Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation from the Fund or any other fund in the fund complex which is a U.S. registered investment company. Each of the other Directors is paid an annual retainer of $5,500, and a fee of $500 for each meeting attended and is reimbursed for the expenses of attendance at such meetings. In the column headed `Total Compensation From Fund Complex Paid to Directors,' the compensation paid to each Director represents the aggregate amount paid to the Director by the Fund and the seven other funds that each Director serves in the fund complex. The Directors do not receive any pension or retirement benefits from the fund complex.

                                                                                  TOTAL
                                                               AGGREGATE      COMPENSATION
                                                              COMPENSATION   COMPLEX PAID TO
         NAME OF PERSON, POSITION OF FUND DIRECTORS           FROM FUND(1)      DIRECTORS
         ------------------------------------------           ------------      ---------
Martin Cohen**, Director and President......................     $    0          $     0
Robert H. Steers**, Director and Chairman...................     $    0          $     0

---------

(1) Presented on an annualized basis; actual compensation paid will be on a pro rata basis to reflect that portion of the fiscal year during which the Fund is in existence.

 ** 'Interested person,' as defined in the 1940 Act, of the Fund because of the affiliation with Cohen & Steers Capital Management, Inc., the Fund's Investment Manager.

PRINCIPAL STOCKHOLDERS

    To the knowledge of the Fund, as of September , 2002, no current director of the Fund owned 1% or more of the outstanding Common Shares, and the officers and directors of the Fund owned, as a group, less than 1% of the Common Shares.

    As of September   , 2002, no person, other than the Investment Manager, to
the knowledge of the Fund, owned beneficially more than 5% of the outstanding Common Shares.

                     INVESTMENT ADVISORY AND OTHER SERVICES

THE INVESTMENT MANAGER

    Cohen & Steers Capital Management, Inc., with offices located at 757 Third Avenue, New York, New York 10017, is the Investment Manager to the Fund. The Investment Manager, a registered investment adviser, was formed in 1986 and specializes in the management of real estate securities portfolios. Its current clients include pension plans of leading corporations, endowment funds and mutual funds, including Cohen & Steers Advantage Income Realty Fund, Inc., Cohen & Steers Quality Income Realty Fund, Inc., Cohen & Steers Premium Income Realty Fund, Inc. and Cohen & Steers Total Return Realty Fund, Inc., which are closed-end investment companies, and Cohen & Steers Equity Income Fund, Inc., Cohen & Steers Institutional Realty Shares, Inc., Cohen & Steers Realty Shares, Inc. and Cohen & Steers Special Equity Fund, Inc., which are open-end investment companies. Cohen & Steers Capital Management, Inc. manages several of the largest registered investment companies that invest primarily in real estate securities. Mr. Cohen and Mr. Steers are 'controlling persons' of the Investment Manager on the basis of their ownership of the Investment Manager's stock.

    Pursuant to the Investment Management Agreement, the Investment Manager furnishes a continuous investment program for the Fund's portfolio, makes the day-to-day investment decisions for the Fund, executes the purchase and sale orders for the portfolio transactions of the Fund and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of Directors of the Fund.

    Under the Investment Management Agreement, the Fund pays the Investment
Manager a monthly management fee computed at the annual rate of   % of the
average daily value of the managed assets (which equals the net asset value of the Common Shares, including the liquidation preference on any Preferred Shares, plus the principal amount on any borrowings) of the Fund.

    The Investment Manager also provides the Fund with such personnel as the Fund may from time to time request for the performance of clerical, accounting and other office services, such as coordinating matters with the sub-administrator, the transfer agent and the custodian. The personnel rendering these services, who may act as officers of the Fund, may be employees of the Investment Manager or its affiliates. These services are provided at no additional cost to the Fund. The Fund does not pay any additional amounts for services performed by officers of the Investment Manager or its affiliates.

ADMINISTRATIVE SERVICES

    Pursuant to an Administration Agreement, the Investment Manager also performs certain administrative and accounting functions for the Fund, including
(i) providing office space, telephone, office equipment and supplies for the Fund; (ii) paying compensation of the Fund's officers for services rendered as such; (iii) authorizing expenditures and approving bills for payment on behalf of the Fund; (iv) supervising preparation of the periodic updating of the Fund's registration statement, including prospectus and statement of additional information, for the purpose of filings with the Securities and Exchange Commission and state securities administrators and monitoring and maintaining the effectiveness of such filings, as appropriate; (v) supervising preparation of periodic reports to the Fund's shareholders and filing of these reports with the Securities and Exchange Commission, Forms N-SAR filed with the Securities and Exchange Commission, notices of dividends, capital gains distributions and tax credits, and attending to routine correspondence and other communications with individual shareholders; (vi) supervising the daily pricing of the Fund's investment portfolio and the publication of the net asset value of the Fund's shares, earnings reports and other financial data; (vii) monitoring relationships with organizations providing services to the Company, including the Custodian, Transfer Agent and printers; (viii) providing trading desk facilities for the Fund; (ix) supervising compliance by the Fund with record-keeping requirements under the Act and regulations thereunder, maintaining books and records for the Fund (other than those maintained by the Custodian and Transfer Agent) and preparing and filing of tax reports other than the Fund's income tax returns; and (x) providing executive, clerical and secretarial help needed to carry out these responsibilities. Under the Administration Agreement, the Fund pays the Investment Manager an amount equal to, on an annual basis, .02% of the Fund's managed assets.

    In accordance with the terms of the Administration Agreement and with the approval of the Fund's Board of Directors, the Investment Manager has caused the Fund to retain State Street Bank and Trust Company ('State Street Bank') as sub-administrator under a fund accounting and administration agreement (the 'Sub-Administration Agreement'). Under the Sub-Administration Agreement, State Street Bank has assumed responsibility for performing certain of the foregoing administrative functions, including (i) determining the Fund's net asset value and preparing these figures for publication; (ii) maintaining certain of the Fund's books and records that are not maintained by the Investment Manager, custodian or transfer agent; (iii) preparing financial information for the Fund's income tax returns, proxy statements, shareholders reports, and SEC filings; and (iv) responding to shareholder inquiries.

    Under the terms of the Sub-Administration Agreement, the Fund pays State Street Bank a monthly sub-administration fee. The sub-administration fee paid by the Fund to State Street Bank is computed on the basis of the net assets in the Fund at an annual rate equal to .030% of the first $200 million in assets, .020% of the next $200 million, and .010% of assets in excess of $400 million, with a minimum fee of $120,000. The aggregate fee paid by the Fund and the other funds advised by the Investment Manager to State Street Bank is computed by multiplying the total number of funds by each break point in the above schedule in order to determine the aggregate break points to be used in calculating the total fee paid by the Cohen & Steers family of funds (i.e., 6 funds at $200 million or $1.2 billion at .030%, etc.). The Fund is then responsible for its pro rata amount of the aggregate administration fee.

    The Investment Manager remains responsible for monitoring and overseeing the performance by State Street Bank, and EquiServe Trust Company, NA, as custodian and transfer and disbursing agent, of their obligations to the Fund under their respective agreements with the Fund, subject to the overall authority of the Fund's Board of Directors.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

    State Street Bank, which has its principal business office at 225 Franklin Street, Boston, MA 02110, has been retained to act as custodian of the Fund's investments and EquiServe Trust Company, NA, which has its principal business office at 150 Royall Street, Canton, MA 02021, as the Fund's transfer and dividend disbursing agent. Neither State Street nor EquiServe has any part in deciding the Fund's investment policies or which securities are to be purchased or sold for the Fund's portfolio.

CODE OF ETHICS

    The Fund and the Investment Manager have adopted codes of ethics in compliance with Rule 17j-1 under the 1940 Act. The codes of ethics of the Fund and the Investment Manager, among other things, prohibit management personnel from investing in REITs and real estate securities, prohibit purchases in an initial public offering and require pre-approval for investments in private placements. The Fund's Independent Directors are prohibited from purchasing or selling any security if they knew or reasonably should have known at the time of the transaction that, within the most recent 15 days, the security is being or has been considered for purchase or sale by the Fund, or is being purchased or sold by the Fund. The codes of ethics of the principal underwriters permit personnel of these firms that are subject to the codes to invest in securities, including securities that may be purchased or held by the Fund. Text-only versions of the codes of ethics can be viewed online or downloaded from the EDGAR Database on the SEC's internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public

Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

PRIVACY POLICY

    The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information, and why in certain cases we may share this information with others.

    The Fund does not receive any nonpublic personal information relating to the shareholders who purchase shares through an intermediary that acts as the record owner of the shares. In the case of shareholders who are record owners of the Fund, we receive nonpublic personal information on account applications or other forms. With respect to these shareholders, the Fund also has access to specific information regarding their transactions in the Fund.

    The Fund does not disclose any nonpublic personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary to service shareholder accounts. The Fund restricts access to nonpublic personal information about its shareholders to Cohen & Steers employees with a legitimate business need for the information.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

    Subject to the supervision of the Directors, decisions to buy and sell securities for the Fund and negotiation of its brokerage commission rates are made by the Investment Manager. Transactions on U.S. stock exchanges involve the payment by the Fund of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In certain instances, the Fund may make purchases of underwritten issues at prices which include underwriting fees.

    In selecting a broker to execute each particular transaction, the Investment Manager will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. Accordingly, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Directors may determine, the Investment Manager shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Fund to pay a broker that provides research services to the Investment Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if the Investment Manager determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or the Investment Manager's ongoing responsibilities with respect to the Fund. Research and investment information is provided by these and other brokers at no cost to the Investment Manager and is available for the benefit of other accounts advised by the Investment Manager and its affiliates, and not all of the information will be used in connection with the Fund. While this information may be useful in varying degrees and may tend to reduce the Investment Manager's expenses, it is not possible to estimate its value and in the opinion of the Investment Manager it does not reduce the Investment Manager's expenses in a determinable amount. The extent to which the Investment Manager makes use of statistical, research and other services furnished by brokers is considered by the Investment Manager in the allocation of brokerage business but there is no formula by which such business is allocated. The Investment Manager does so in accordance with its judgment of the best interests of the Fund and its shareholders. The Investment Manager may also take into account payments made by brokers effecting transactions for the Fund to other persons on behalf of the

Fund for services provided to it for which it would be obligated to pay (such as custodial and professional fees). In addition, consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Investment Manager may consider sales of shares of the Fund as a factor in the selection of brokers and dealers to enter into portfolio transactions with the Fund.

                        DETERMINATION OF NET ASSET VALUE

    The Fund will determine the net asset value of its shares daily, as of the close of trading on the New York Stock Exchange (currently 4:00 p.m. New York time). Net asset value is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding. Any swap transaction that the Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating net asset value. Any cap transaction that the Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

    For purposes of determining the net asset value of the Fund, readily marketable portfolio securities listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ('NASDAQ') National List are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Investment Manager to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable source as the Directors deem appropriate to reflect their fair market value. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities. The prices provided by a pricing service take into account institutional size trading in similar groups of securities and any developments related to specific securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.

                              REPURCHASE OF SHARES

    The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead the Fund's shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, price, dividend stability, relative demand for and supply of such shares in the market, market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund's Board of Directors may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of shares, which may include the repurchase of such shares in the open market, private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. The Board of Directors may not decide to take any of these actions. During the pendency of a tender offer, the Fund will publish how Common Shareholders may readily ascertain the net asset value. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

    Subject to its investment limitations, the Fund may use the accumulation of cash to finance repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Directors would have to comply with the Securities Exchange Act of 1934 and the 1940 Act and the rules and regulations under each of those Acts.

    Although the decision to take action in response to a discount from net asset value will be made by the Board of Directors at the time it considers the issue, it is the Board's present policy, which may be changed by the Board, not to authorize repurchases of Common Shares or a tender offer for such shares if
(1) such transactions, if consummated, would (a) result in delisting of the common shares from the New York Stock Exchange, or (b) impair the Fund's status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing its income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objectives and policies in order to repurchase shares; or (3) there is, in the Board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by Federal or state authorities or a suspension of payment by U.S. banks in which the Fund invests,
(d) material limitation affecting the Fund or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by institutions or on the exchange of foreign currency, (e) commencement of armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board may in the future modify these conditions in light of experience.

    The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

    In addition, a purchase by the Fund of its Common Shares will decrease the Fund's total assets which would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its Common Shares at a time when preferred shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining.

    Before deciding whether to take any action, the Fund's Board of Directors would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action on the Fund or its shareholders and market considerations. Based on the considerations, even if the Fund's shares should trade at a discount, the Board may determine that, in the interest of the Fund and its shareholders, no action should be taken.

                                    TAXATION

    Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

TAXATION OF THE FUND

    The Fund intends to elect to be treated as, and to qualify annually as, a regulated investment company under the Code.

    To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things,
(a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers which the Fund controls and are engaged in the same, similar or related trades or businesses; and (c) distribute at least 90% of the sum of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net tax-exempt interest each taxable year.

    As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gain in excess of net long-term capital loss) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that was not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

    If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits (including distributions of net capital gain) would be taxed to shareholders as ordinary income.

DISTRIBUTIONS

    Dividends paid out of the Fund's current and accumulated earnings and profits will, except in the case of capital gain dividends described below, be taxable to a U.S. shareholder as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Although such dividends generally will not qualify for the dividends received deduction available to corporations under Section 243 of the Code, if a portion of the Fund's income consists of qualifying dividends paid by U.S. corporations (other than REITs), a portion of the dividends paid by the Fund to corporate shareholders may be eligible for the corporate dividends received deduction. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, designated as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.

    The Internal Revenue Service ('IRS') currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends paid out of earnings or profits to each class for the tax year. Accordingly, the Fund intends each year to allocate capital gain dividends between its Common Shares and Fund Preferred Shares in proportion to the total dividends paid out of earnings or profits to each class with respect to such tax year.

    Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional shares of the Fund.

    The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will
(i) be required to report his pro rata share of such gain on his tax return as long-term capital gain, (ii) receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

    Shareholders will be notified annually as to the U.S. federal tax status of distributions.

SALE OR EXCHANGE OF FUND SHARES

    Upon the sale or other disposition of shares of the Fund which a shareholder holds as a capital asset, such shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder's holding period for the shares. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year.

    Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received by the shareholder (or amounts credited as undistributed capital gains) with respect to such shares.

NATURE OF FUND'S INVESTMENTS

    Certain of the Fund's investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

ORIGINAL ISSUE DISCOUNT SECURITIES

    Investments by the Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the 'original issue discount') each year that the securities are held, even though the Fund receives no cash interest payments. This income is included in determining the amount of income which the Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the 4% excise tax. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its shareholders.

INVESTMENT IN REAL ESTATE INVESTMENT TRUSTS

    The Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits ('REMICs'). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an 'excess inclusion') will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a 'disqualified organization' (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Investment Manager does not intend on behalf of the Fund to invest in REITs, a substantial portion of the assets of which consists of residual interests in REMICs.

BACKUP WITHHOLDING

    The Fund may be required to withhold U.S. federal income tax on all taxable distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

FOREIGN SHAREHOLDERS

    U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership ('foreign shareholder') depends on whether the income of the Fund is 'effectively connected' with a U.S. trade or business carried on by the shareholder.

    Income Not Effectively Connected. If the income from the Fund is not 'effectively connected' with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate, except in the case of any excess inclusion income allocated to the shareholder (see 'Taxation -- Investments in Real Estate Investment Trusts' above)), which tax is generally withheld from such distributions.

    Capital gain dividends and any amounts retained by the Fund which are designated as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the foreign shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a foreign shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax on distributions of net capital gain unless the foreign shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. See 'Taxation-Backup Withholding' above. Any gain that a foreign shareholder realizes upon the sale or exchange of such shareholder's shares of the Fund will ordinarily be exempt from U.S. tax unless (i) in the case of a shareholder that is a nonresident alien individual, the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or (ii) at any time during the shorter of the period during which the foreign shareholder held such shares of the Fund and the five year period ending on the date of the disposition of those shares, the Fund was a 'U.S. real property holding corporation' and, if the class of such shares was regularly traded on an established securities market, the foreign shareholder held more than 5% of such shares, in which event the gain would be taxed in the same manner as for a U.S. shareholder as discussed above and a 10% U.S. withholding tax generally would be imposed on the amount realized on the disposition of such shares to be credited against the foreign shareholder's U.S. income tax liability on such disposition. A corporation is a 'U.S. real property holding corporation' if the fair market value of its U.S. real property interests equals or exceeds 50% of the fair market value of such interests plus its interests in real property located outside the United States plus any other assets used or held for use in a business. In the case of the Fund, U.S. real property interests include interests in stock in U.S. real property holding corporations (other than stock of a REIT controlled by U.S. persons and holdings of 5% or less in the stock of publicly traded U.S. real property holding corporations) and certain participating debt securities.

    Income Effectively Connected. If the income from the Fund is 'effectively connected' with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.

    The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

OTHER TAXATION

    Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

                            PERFORMANCE INFORMATION

    From time to time, the Fund may quote the Fund's total return, aggregate total return or yield in advertisements or in reports and other communications to shareholders. The Fund's performance will vary depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing the Fund's performance with that of other investment companies should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

AVERAGE ANNUAL TOTAL RETURN

    The Fund's 'average annual total return' figures described in the Prospectus are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                                    P(1 + T)'pp'n = ERV

  Where: P =  a hypothetical initial payment of $1,000
         T =  average annual total return
     'pp'n =  number of years
       ERV = Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5-, or 10-year period at the end of a 1-, 5-, or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.


YIELD

    Quotations of yield for the Fund will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ('net investment income') and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                               a-b
                      = ------------------
                         2[(cd + 1)'pp'6 - 1]

  Where: a = dividends and interest earned during the period, b = expenses accrued for the period (net of reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.

    In reports or other communications to shareholders of the Fund or in advertising materials, the Fund may compare its performance with that of (i) other investment companies listed in the rankings prepared by Lipper Analytical Services, Inc., publications such as Barrons, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today or other industry or financial publications or (ii) the Standard and Poor's Index of 500 Stocks, the Dow Jones Industrial Average, Dow Jones Utility Index, the National Association of Real Estate Investment Trusts (NAREIT) Equity REIT Index, the Salomon Brothers Broad Investment Grade Bond Index (BIG), Morgan Stanley Capital International Europe Australia Far East (MSCI EAFE) Index, the NASDAQ Composite Index, and other relevant indices and industry publications. The Fund may also compare the historical volatility of its portfolio to the volatility of such indices during the same time periods. (Volatility is a generally accepted barometer of the market risk associated with a portfolio of securities and is generally measured in comparison to the stock market as a whole -- the beta -- or in absolute terms -- the standard deviation.)

                                 CURRENT YIELD
                              AS OF JULY 31, 2002

                                    [GRAPH]

                                    DOW JONES
EQUITY REITS   10-YEAR TREASURY   UTILITY INDEX   3-MONTH T-BILL   S&P 500 INDEX
    6.6%             4.5%             5.1%             1.7%            1.8%               INCOME
                                                                                          POTENTIAL

                                                                                          REITS MAY OFFER ATTRACTIVE
                                                                                          DIVIDEND YIELDS.


Source: NAREIT, Bloomberg

                                 TOTAL RETURNS
                              AS OF JULY 31, 2002


                                    [GRAPH]

                                           1 YEAR   5 YEARS   10 YEARS
Equity REITs                                 12%       6%        12%                      TOTAL RETURN
S&P 500 Index                               -24%       0%        10%                      POTENTIAL
NASDAQ                                      -34%      -3%         9%
International                               -17%      -4%         5%                      HISTORICALLY, REITS HAVE
                                                                                          PROVIDED SOLID TOTAL RETURNS.


Source: NAREIT, Bloomberg

                                  CORRELATION
                          10 YEARS ENDED JULY 31, 2002


                                    [GRAPH]


        S&P 500
REITS    INDEX    INTERNATIONAL   NASDAQ   BONDS
 1.0     0.27         0.22         0.14    0.09                                           PORTFOLIO
                                                                                          DIVERSIFICATION
                                                                                          POTENTIAL

                                                                                          REITS CAN PROVIDE PORTFOLIO
                                                                                          DIVERSIFICATION DUE TO THEIR
                                                                                          LOW CORRELATION WITH OTHER
                                                                                          ASSETS.


Source: Ibbotson

    Returns are historical and include change in share price and reinvestment of dividends and capital gains. Recent REIT returns have been more volatile and have experienced significant declines during certain periods since June 30, 2002. For example, as of June 30, 2002, the Equity REIT Index performance year-to-date was 15.67%, while year-to-date performance for this index through August 20, 2002 was 4.73%. REIT stock prices will fluctuate on the basis of a number of factors and an investment in the Fund may be worth more or less than at the time of purchase.

    REITs are represented by the National Association of Real Estate Investment Trust ('NAREIT') Equity REIT Index, an unmanaged portfolio representing the Equity REIT market. This is not the Fund's performance and the Fund will not seek to replicate any index. You cannot invest directly in an index. There is no guarantee that Fund performance will equal or exceed Equity REIT Index performance.

    The Standard and Poor's 500 Composite Index ('S&P 500') is an unmanaged index of 500 large capitalization, publicly traded stocks representing a variety of industries. The NASDAQ Composite Index is a broad based capitalization weighted index of all NASDAQ national market and small-cap stocks. International Index, represented by the MSCI EAFE Index (Morgan Stanley Capital International, Europe, Australia, Far East), is a market value-weighted average of the performance of more than 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East. Bonds, represented by the Salomon Brothers Broad Investment Grade Bond Index (BIG), is designed to cover the investment grade universe of bonds issued in the United States. The BIG index includes institutionally traded U.S. Treasury, Government-sponsored (U.S. agency and supra-national), mortgage and corporate securities, and provides a reliable and fair benchmark for the investment grade bond portfolio manager. The Dow Jones Utilities Average is a price-weighted average of 15 utility companies that are listed on the New York Stock Exchange and are involved in the production of electrical energy. Correlation coefficients are based on monthly return data. Treasury securities are backed by the full faith and credit of the U.S. Government, while real estate securities are not. Past performance is no guarantee of future results.

    The risks of investing in equity REITs are unique and similar to those of directly owning real estate. Unlike REITs, U.S. Government securities are backed by the U.S. Government, or by the ability of an agency to borrow from the U.S. Treasury to meet its obligation. Money market funds are designed to maintain a stable net asset value, although there is no guarantee that this will occur.

    The Fund may provide materials documenting the benefits from a performance perspective of adding REITs to a portfolio of securities.

                      COUNSEL AND INDEPENDENT ACCOUNTANTS

    Simpson Thacher & Bartlett serves as counsel to the Fund, and is located at 425 Lexington Avenue, New York, New York 10017-3909.
have been appointed as independent accountants for the Fund. The statement of
assets and liabilities of the Fund as of          , 2002 and the statement of
operations of the Fund for the one day then ended included in this statement of additional information has been so included in reliance on the report of
                          , New York, New York, independent accountants, given
on the authority of the firm as experts in auditing and accounting.

                             ADDITIONAL INFORMATION

    A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby has been filed by the Fund with the Securities and Exchange Commission, Washington, D.C. The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of any part thereof may be obtained from the Commission upon the payment of fees prescribed by the Commission.

           COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.
      STATEMENT OF ASSETS AND LIABILITIES AS OF           , 2002

Assets:
    Cash....................................................  $100,275
    Deferred Offering Costs.................................   120,000
    Receivable from adviser.................................    15,000
                                                              --------
        Total Assets........................................   235,275
                                                              --------
Liabilities
    Accrued expenses........................................   120,000
    Payable for organization costs..........................    15,000
                                                              --------
        Total Liabilities...................................   135,000
                                                              --------
Net Assets applicable to 7,000 shares of $.001 par value
  common stock outstanding..................................  $100,275
                                                              --------
                                                              --------
Net asset value per Common Shares outstanding ($100,275
  divided by 7,000 Common shares outstanding)...............  $  14.33
                                                              --------
                                                              --------

                       STATEMENT OF OPERATIONS
               FOR THE ONE DAY ENDED            , 2002

INVESTMENT INCOME...........................................  $  --
Expenses:
    Organization costs......................................    15,000
    Expense reimbursement...................................   (15,000)
                                                              --------
        Total expenses......................................     --
                                                              --------
Net investment income.......................................  $  --
                                                              --------
                                                              --------

NOTES TO FINANCIAL STATEMENTS

NOTE 1: ORGANIZATION

    Cohen & Steers Dividend Advantage Realty Fund, Inc. (the 'Fund') was
incorporated under the laws of the State of Maryland on September   , 2002 and
is registered under the Investment Company Act of 1940 (the 'Act'), as amended, as a closed-end non-diversified management investment company. The Fund has been inactive since that date except for matters relating to the Fund's establishment, designation, registration of the Fund's shares of common stock ('Shares') under the Securities Act of 1933, and the sale of 7,000 shares ('Initial Shares') for $100,275 to Cohen & Steers Capital Management, Inc. (the 'Adviser'). The proceeds of such Initial Shares in the Fund were invested in cash. There are 100,000,000 shares of $.001 par value common stock authorized.

    Cohen & Steers Capital Management, Inc. has agreed to reimburse all organization expenses (approximately $15,000) and pay all offering costs (other than the sales load) that exceed $.03 per Common Share.

NOTE 2: ACCOUNTING POLICIES

    The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

NOTE 3: INVESTMENT MANAGEMENT AGREEMENT

    The Fund has entered into an Investment Management Agreement with the Adviser, under which the Adviser will provide general investment advisory and adminstrative services for the Fund. For providing these services, facilities and for bearing the related expenses, the Adviser will receive a fee from the
Fund, accrued daily and paid monthly, at an annual rate equal to   % of the
average daily managed assets. Managed asset value is the net asset value of the Common

Shares plus the liquidation preference of any Fund Preferred Shares and the principal amount of any borrowings used for leverage.

    In addition to the reimbursement and waiver of organization and offering costs discussed in Note 1, the Adviser has contractually agreed with the Fund to
waive a portion of its fees in the amount of   % of average daily managed assets
for the first five years of the Fund's operations,   % of average daily managed
assets in year six,   % of average daily managed assets in year seven,   % of
average daily managed assets in year eight and   % of average daily managed
assets in year nine. The Adviser will not reimburse the Fund for any portion of
its fees beyond          , 2011.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholder and Board of Directors of COHEN & STEERS DIVIDEND ADVANTAGE REALTY FUND, INC.:

In our opinion, the accompanying statement of assets and liabilities and the related statement of operations present fairly, in all material respects, the financial position of Cohen & Steers Premium Income Realty Fund, Inc. (the
'Fund') at          , 2002 and the results of its operations for the one day
then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

New York, New York
         , 2002

                                                                      APPENDIX A

                             RATINGS OF INVESTMENTS

    Description of certain ratings assigned by S&P and Moody's:

S&P

LONG-TERM

    'AAA' -- An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

    'AA' -- An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

    'A' -- An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

    'BBB' -- An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

    'BB,' 'B,' 'CCC,' 'CC,' and 'C' -- Obligations rated 'BB,' 'B,' 'CCC,' 'CC,' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

    'BB' -- An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

    'B' -- An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB,' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

    'CCC' -- An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

    'CC' -- An obligation rated 'CC' is currently highly vulnerable to nonpayment.

    'C' -- A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

    'D' -- An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

    'r' -- The symbol 'r' is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk -- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

    'N.R.' -- The designation 'N.R.' indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

    Note: The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus ( - ) sign designation to show relative standing within the major rating categories.

SHORT-TERM

    'A-1' -- A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are given a plus sign (+) designation. This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

    'A-2' -- A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

    'A-3' -- A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

    'B' -- A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet is financial commitment on the obligation.

    'C' -- A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

    'D' -- A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

MOODY'S

LONG-TERM

    'Aaa' -- Bonds rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edged.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    'Aa' -- Bonds rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the 'Aaa' securities.

    'A' -- Bonds rated 'A' possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

    'Baa' -- Bonds rated 'Baa' are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    'Ba' -- Bonds rated 'Ba' are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    'B' -- Bonds rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    'Caa' -- Bonds rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    'Ca' -- Bonds rated 'Ca' represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    'C' -- Bonds rated 'C' are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from 'Aa' through 'Caa'. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

PREFERRED STOCK

    Because of the fundamental differences between preferred stocks and bonds, Moody's employs a variation of our familiar bond rating symbols in the quality ranking of preferred stock.

    These symbols, presented below, are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

    'Aaa' -- An issue rated 'Aaa' is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

    'aa' -- An issue rated 'aa' is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

    'a' -- An issue rated 'a' is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the 'aaa' and 'aa' classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

    'baa' -- An issue rated 'baa' is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present, but may be questionable over any great length of time.

    'ba' -- An issue rated 'ba' is considered to have speculative elements. Its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

    'b' -- An issue rated 'b' generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

    'caa' -- An issue rated 'caa' is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

    'ca' -- An issue rated 'ca' is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

    'c' -- This is the lowest-rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Note: As in the case of bond ratings, Moody's applies to preferred stock ratings the numerical modifiers 1, 2, and 3 in rating classifications 'aa' through 'b'. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

PRIME RATING SYSTEM (SHORT-TERM)

    Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

        Leading market positions in well-established industries.

        High rates of return on funds employed.

        Conservative capitalization structure with moderate reliance on debt and ample asset protection.

        Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

        Well-established access to a range of financial markets and assured sources of alternate liquidity.

    Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

    Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

    Issuers rated Not Prime do not fall within any of the Prime rating categories.

                                     PART C

                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

1) Financial Statements

    Part A -- None

    Part B -- Report of Independent Accountants**

    Statement of Assets and Liabilities**

2) Exhibits

(a)  -- Articles of Incorporation.*
(b)  -- By-Laws.*
(c)  -- Not Applicable
(d)  -- (i) Form of specimen share certificate**
     -- (ii) The rights of security holders are defined in the Registrant's Articles of Incorporation (Article FIFTH and
        Article EIGHTH) and the Registrant's By-Laws (Article II and Article VI).
(e)  -- Form of Dividend Reinvestment Plan**
(f)  -- Not Applicable
(g)  -- (i) Form of Investment Management Agreement**
(g)  -- (ii) Agreement to Waive Investment Management Fees**
(h)  -- Form of Purchase Agreement**
(i)  -- Not Applicable
(j)  -- Form of Custodian Agreement**
(k)  -- (i) Form of Transfer Agency, Registrar and Dividend
        Disbursing Agency Agreement**
     -- (ii) Form of Administration Agreement between the Fund
        and the Investment Manager**
     -- (iii) Form of Administration Agreement between the Fund and State Street Bank and Trust Company**
(l)  -- (i) Opinion and Consent of Simpson Thacher & Bartlett**
     -- (ii) Opinion and Consent of Venable, Baetjer and Howard,
        LLP**
(m)  -- Not Applicable
(n)  -- Consent of Independent Accountants**
(o)  -- Not Applicable
(p)  -- Form of Investment Representation Letter**
(q)  -- Not Applicable
(r)  -- (i) Code of Ethics of the Fund**
     -- (ii) Code of Ethics of Investment Manager**
(s)  -- Power of Attorney**

---------
 * Filed herewith.

** To be filed by Amendment.

ITEM 25. MARKETING ARRANGEMENTS

    See Exhibit 2(h).

ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

    The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

SEC Registration fees.......................................  $
New York Stock Exchange listing fee*........................  $
Printing and engraving expenses*............................  $
Auditing fees and expenses*.................................  $
Legal fees and expenses*....................................  $
NASD Fees*..................................................  $
Miscellaneous*..............................................  $
                                                              --------
    Total*..................................................  $
                                                              --------
                                                              --------

---------

* Estimated.

ITEM 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

    None.

ITEM 28. NUMBER OF HOLDERS OF SECURITIES

                                                                NUMBER OF
                       TITLE OF CLASS                         RECORD HOLDERS
                       --------------                         --------------
Common Stock, par value $.001 per share.....................       None

ITEM 29. INDEMNIFICATION

    It is the Registrant's policy to indemnify its directors, officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland as set forth in Article NINTH of Registrant's Articles of Incorporation, and Article VIII of the Registrant's By-Laws. The liability of the Registrant's directors and officers is dealt with in Article NINTH of Registrant's Articles of Incorporation. The liability of Cohen & Steers Capital Management, Inc., the Registrant's investment manager (the 'Investment Manager'), for any loss suffered by the Registrant or its shareholders is set forth in Section 5 of the Investment Management Agreement.

    The Registrant has agreed to indemnify the Underwriters of the Registrant's common stock to the extent set forth in Exhibit 2(h).

    Insofar as indemnification for liabilities under the Securities Act of 1933 may be permitted to the directors and officers, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is therefore unenforceable. If a claim for indemnification against such liabilities under the Securities Act of 1933 (other than for expenses incurred in a successful defense) is asserted against the Company by the directors or officers in connection with the shares, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

ITEM 30. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT MANAGER

    The descriptions of the Investment Manager under the caption 'Management of the Fund' in the Prospectus and in the Statement of Additional Information, respectively, constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

    The following is a list of the Directors and Officers of the Investment Manager. None of the persons listed below has had other business connections of a substantial nature during the past two fiscal years.

                      NAME                                               TITLE
                      ----                                               -----
Robert H. Steers................................  Chairman, Director
Martin Cohen....................................  President, Director
Joseph M. Harvey................................  Senior Vice President and Director of Research
James S. Corl...................................  Senior Vice President and Director of Investment
                                                    Strategy
John J. McCombe.................................  Senior Vice President
Adam M. Derechin................................  Senior Vice President
Lawrence B. Stoller.............................  Senior Vice President and General Counsel
William J. Frischling...........................  Senior Vice President
Greg E. Brooks..................................  Senior Vice President
Michael J. Kozoriz..............................  Vice President
Jay J. Chen.....................................  Vice President
Terrance R. Ober................................  Vice President
Victor M. Gomez.................................  Vice President -- Finance and Treasurer
Brian Ward......................................  Vice President

    Cohen & Steers Capital Management, Inc. acts as Investment Manager of, in addition to the Registrant, the following registered investment companies:

    Cohen & Steers Advantage Income Realty Fund, Inc.

    Cohen & Steers Institutional Realty Shares, Inc.

    Cohen & Steers Equity Income Fund, Inc.

    Cohen & Steers Premium Income Realty Fund, Inc.

    Cohen & Steers Quality Income Realty Fund, Inc.

    Cohen & Steers Realty Shares, Inc.

    Cohen & Steers Total Return Realty Fund, Inc.

    Cohen & Steers Special Equity Fund, Inc.

    American Skandia Trust -- AST Cohen & Steers Realty Portfolio

    Manufacturers Investment Trust -- Real Estate Securities Portfolio

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

    The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended and the Rules thereunder will be maintained as follows: journals, ledgers, securities records and other original records will be maintained principally at the offices of the Registrant's Administrator and Custodian, State Street Bank and Trust Company. All other records so required to be maintained will be maintained at the offices of Cohen & Steers Capital Management, Inc., 757 Third Avenue, New York, New York 10017.

ITEM 32. MANAGEMENT SERVICES

    Not applicable.

ITEM 33. UNDERTAKINGS

    (1) Registrant undertakes to suspend the offering of shares until the prospectus is amended, if subsequent to the effective date of this registration statement, its net asset value declines more than ten percent from its net asset value as of the effective date of the Registration Statement or its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

    (2) Not applicable.

    (3) Not applicable.

    (4) Not applicable.

    (5) Registrant undertakes that, for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) will be deemed to be a part of the Registration Statement as of the time it was declared effective.

    Registrant undertakes that, for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

    (6) Registrant undertakes to send by first-class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 18th day of September, 2002.

                                          COHEN & STEERS DIVIDEND ADVANTAGE
                                          REALTY FUND, INC.

                                          By:        /s/ ROBERT H. STEERS
                                              ..................................
                                                      ROBERT H. STEERS
                                                          CHAIRMAN

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


                 SIGNATURE                            TITLE                            DATE
                 ---------                            -----                            ----

By:          /s/ MARTIN COHEN               President, Treasurer and Director     September 18, 2002
   .......................................
              (MARTIN COHEN)


By:        /s/ ROBERT H. STEERS             Director, Chairman and Secretary      September 18, 2002
   .......................................
            (ROBERT H. STEERS)

                       STATEMENT OF DIFFERENCES

Characters normally expressed as superscript shall be preceded by..........'pp'